UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.      )
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Digital Angel Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Joseph J. Grillo
Chief Executive Officer and President
April 30, 2010
Dear Stockholder:
You are cordially invited to attend the annual meeting of stockholders of Digital Angel Corporation, which will be held on Friday, June 25, 2010, at 8:30 a.m., Central Standard Time, at the Capella Tower, 225 South Sixth Street, Minneapolis, Minnesota 55402.
The enclosed notice of meeting provides detailed information regarding each business proposal to be voted on at the meeting. These proposals and the vote the board of directors recommends are:

Recommended
	Proposal	Vote
1.	Election of two directors to hold office until the 2013 annual meeting of stockholders and until their successors have been duly elected and qualified;	FOR
2.	Approval of an amendment to our 2003 Flexible Stock Plan to increase the number of authorized shares of common stock issuable under the plan from 2,875,000 to 4,000,000 shares;	FOR
3.	Approval of the possible issuance of 20% or more of shares of our common stock in connection with the securities purchase agreement dated February 4, 2010;	FOR
4.	Ratification of the appointment of Eisner LLP as our independent registered public accounting firm for the year ending December 31, 2010; and	FOR
5.	To transact such other business as may properly come before the annual meeting or at any adjournment thereof.	FOR
A formal notice of annual meeting, form of proxy, a proxy statement containing information about the matters to be acted on at the annual meeting and the 2009 Annual Report to Stockholders follow this letter.
If you plan to attend the annual meeting, you will need an admission card to enter the annual meeting. If your shares are registered in your name, you are a stockholder of record. Your admission card is attached to your proxy card, and you will need to bring it with you to the annual meeting. If your shares are in the name of your broker or bank, your shares are held in street name. Ask your broker or bank for an admission card in the form of a legal proxy to bring with you to the annual meeting. If you do not receive the legal proxy in time, bring your brokerage statement with you to the annual meeting so that we can verify your ownership of our stock on the record date and admit you to the annual meeting. However, you will not be able to vote your shares at the annual meeting without a legal proxy.
Your vote is important regardless of the number of shares you own. We encourage you to vote by proxy so that your shares will be represented and voted at the annual meeting even if you cannot attend. All stockholders can vote by written proxy card. Many stockholders also can vote by proxy via a touch-tone telephone from the U.S. and Canada, using the toll-free number on your proxy card, or via the Internet using the instructions on your proxy card. In addition, stockholders may vote in person at the annual meeting as described above.

Sincerely,

/s/ Joseph J. Grillo JOSEPH J. GRILLO Chief Executive Officer and President

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO THE STOCKHOLDERS OF DIGITAL ANGEL CORPORATION:
Notice is hereby given that the 2010 annual meeting of stockholders of Digital Angel Corporation, a Delaware corporation, or the Company, whose headquarters are located in South Saint Paul, Minnesota, will be held at the Capella Tower, 225 South Sixth Street, Minneapolis, Minnesota 55402, on Friday, June 25, 2010, at 8:30 a.m., Central Standard Time, for the following purposes:
1.	To elect two directors to hold office until the 2013 annual meeting of stockholders and until their successors have been duly elected and qualified;

2.	To approve an amendment to our 2003 Flexible Stock Plan to increase the number of authorized shares of common stock issuable under the plan from 2,875,000 to 4,000,000 shares;

3.	To approve the possible issuance of 20% or more of shares of our common stock in connection with the securities purchase agreement dated February 4, 2010;

4.	To ratify the appointment of Eisner LLP as our independent registered public accounting firm for the year ending December 31, 2010; and

5.	To transact such other business as may properly come before the annual meeting or at any adjournment thereof.
The board of directors has fixed the close of business on April 27, 2010 as the record date for the determination of stockholders entitled to receive notice of the annual meeting and vote, or exercise voting rights through a voting trust, as the case may be, at the annual meeting and any adjournments or postponements of the annual meeting.
Each stockholder is urged to vote promptly by using the telephone voting system or accessing the internet website indicated on the “Important Notice Regarding Availability of Proxy Materials for the Shareholder Meeting To Be Held on June 25, 2010” received in the mail, or, if a paper copy of the proxy card is requested and received, by signing, dating and returning the proxy card as promptly as possible in the envelope provided for that purpose. If a stockholder decides to attend the annual meeting, he or she may revoke the proxy and vote the shares in person.

By Order of the Board of Directors,

/s/ Joseph J. Grillo JOSEPH J. GRILLO Chief Executive Officer and President
South Saint Paul, Minnesota
April 30, 2010

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE
SHAREHOLDER MEETING TO BE HELD ON JUNE 25, 2010
In accordance with the Securities and Exchange Commission rules, we are using the Internet as our primary means of furnishing our proxy materials to our stockholders. Rather than sending stockholders a paper copy of our proxy materials, we are sending them a notice with instructions for accessing the materials via the Internet and voting via the Internet or mail. We believe this method of distribution will make the proxy distribution process more efficient and less costly.
This proxy statement, the form of proxy and our 2009 Annual Report to Stockholders will be available on or about April 30, 2010 at www.proxyvoting.com and the Company’s website at www.digitalangel.com. References to our website are not intended to and do not incorporate information found on the website into this proxy statement.
To receive a paper copy of our proxy statement, form of proxy and our 2009 Annual Report to Stockholders, stockholders must submit the request through one of the following methods on or before June 11, 2010:

By internet: By telephone: By email:	www.proxyvote.com 1-800-579-1639 sendmaterial@proxyvote.com
There is no charge to request a copy but the stockholder must have the 12-digit control number found on the “Important Notice Regarding the Availability of Proxy Materials For the Shareholder Meeting To Be Held on June 25, 2010” that the Company will be mailing to all stockholders.

Digital Angel Corporation
490 Villaume Avenue, South St. Paul
Minnesota 55075

PROXY STATEMENT
FOR THE 2010 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 25, 2010

The board of directors of Digital Angel Corporation, a Delaware corporation (the “Company,” “we,” “our,” or “us”), whose principal executive office is located at 490 Villaume Avenue, South Saint Paul, Minnesota, 55075, furnishes you with this proxy statement to solicit proxies on its behalf to be voted at the 2010 annual meeting of stockholders (“annual meeting”). The annual meeting will be held at the Capella Tower, 225 South Sixth Street, Minneapolis, Minnesota 55402, on Friday, June 25, 2010, at 8:30 a.m., Central Standard Time, subject to adjournment or postponement thereof. The proxies also may be voted at any adjournments or postponements of the annual meeting. This proxy statement and the accompanying form of proxy, together with our 2009 Annual Report to Stockholders are being made available to stockholders on the Internet on or about April 30, 2010.
VOTING AND REVOCABILITY OF PROXIES
Record Date and Share Ownership
Owners of record of shares of our common stock at the close of business on April 27, 2010 will be entitled to vote at the annual meeting or adjournments or postponements thereof. Each owner of record of our common stock on April 27, 2010 is entitled to one vote for each share of common stock so held.
As of the close of business on April 27, 2010, there were 28,022,531 shares of common stock outstanding entitled to vote at the annual meeting (all such shares being referred to herein as the “shares” and all holders thereof being referred to as our “stockholders”). A majority of the shares must be present, in person or by proxy, to conduct business at the annual meeting.
We will make available a list of holders of record of our common stock as of the close of business on April 27, 2010 for inspection during normal business hours at our offices, 490 Villaume Avenue, South Saint Paul, Minnesota 55075, for ten business days prior to the annual meeting. This list will also be available at the annual meeting. For information regarding security ownership by management and by the beneficial owners of more than 5% of our common stock, see “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters.”
Notice of Internet Availability of Proxy Materials
The Company is making proxy materials for the annual meeting available over the Internet. Therefore, the Company is mailing to its shareholders a notice about the Internet availability of the proxy materials instead of a paper copy of the proxy materials. The notice is entitled “Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on June 25, 2010.” All stockholders receiving the notice will have the ability to access the proxy materials over the Internet and request to receive a paper copy of the proxy materials by mail. Instructions on how to access the proxy materials over the Internet or to request a paper copy may be found on the notice. The Company’s proxy materials may also be accessed on the Company’s website at http://www.digitalangel.com by selecting “Investor Relations” and then “SEC filings.”
All properly executed written proxies and all properly completed proxies voted by telephone or via the Internet and delivered pursuant to this solicitation (and not revoked later) will be voted at the annual meeting in accordance with the instructions of the stockholder. Below is a list of the different votes stockholders may cast at the annual meeting pursuant to this solicitation.

Voting Shares
In voting on the election of two directors to serve until the 2013 annual meeting of stockholders, stockholders may vote in one of the following ways:
1.	in favor of a nominee, or
2.	withhold vote as to a nominee.
In voting on (i) approval of an amendment to our 2003 Flexible Stock Plan to increase the number of authorized shares of common stock issuable under the plan from 2,875,000 to 4,000,000 shares; (ii) approval of the possible issuance of 20% or more of shares of our common stock in connection with the securities purchase agreement dated February 4, 2010; and (iv) the ratification of the appointment of Eisner LLP as our independent registered public accounting firm for the year ending December 31, 2010, stockholders may vote in one of the following ways:
1.	in favor of the proposal,
2.	against the proposal, or
3.	abstain from voting on the proposal.
Stockholders should specify their choice for each matter on the proxy. Instead of submitting a signed proxy card, stockholders may submit their proxies by telephone or through the Internet using the control number and instructions on the proxy card. The telephone and Internet voting procedures are designed to authenticate stockholders’ identities, to allow stockholders to vote their shares and to confirm that their instructions have been properly recorded. Specific instructions to be followed by stockholders interested in voting via the telephone or the Internet are set forth on the proxy card. Telephone and Internet proxies must be used in compliance with, and will be subject to, the information and terms contained on the proxy card. These procedures may not be available to stockholders who hold their shares through a broker, nominee, fiduciary or other custodian. If no specific instructions are given, proxies which are signed and returned will be voted FOR the election of the directors as set forth herein, FOR the approval of an amendment to our 2003 Flexible Stock Plan to increase the number of authorized shares of common stock issuable under the plan from 2,875,000 to 4,000,000 shares, FOR the approval of the possible issuance of 20% or more of shares of our common stock in connection with the securities purchase agreement dated February 4, 2010 and FOR the ratification of the appointment of Eisner LLP as our independent registered public accounting firm for the year ending December 31, 2010. In addition, if other matters properly come before the annual meeting, the persons named in the proxy will vote in accordance with their best judgment with respect to such matters.
Revocability
A stockholder submitting a proxy has the power to revoke it at any time prior to its exercise by voting in person at the annual meeting, by giving our proxy tabulator written notice bearing a later date than the proxy or by giving a later dated proxy. Any written notice revoking a proxy should be sent to our proxy tabulator: Broadridge Financial Solutions, 51 Mercedes Way, Edgewood, NY 11717.
Quorum
A quorum must be present at the annual meeting. According to our bylaws, the holders of a majority of the outstanding shares entitled to vote at the annual meeting, represented in person or by proxy, constitute a quorum. If you have returned valid proxy instructions or attend the annual meeting in person, your shares will be counted for the purpose of determining whether there is a quorum, even if you wish to abstain from voting on some or all matters introduced at the annual meeting. Abstentions and “broker non-votes” (shares held by a broker, bank or other nominee that does not have authority, either express or discretionary, to vote on a particular matter) are counted for determining whether there is a quorum. If a quorum is not present, the annual meeting may be adjourned from time to time until a quorum is present.
Required Vote
A plurality of the votes cast is required for the election of the directors to serve until the 2013 annual meeting of stockholders. This means that the director nominee with the most votes for a particular slot is elected for that slot. Only votes “for” or “withheld” affect the outcome. Abstentions are not counted for purposes of the election of directors.
Approval of an amendment to our 2003 Flexible Stock Plan to increase the number of authorized shares of common stock issuable under the plan from 2,875,000 to 4,000,000 shares will require the affirmative vote of a majority of the outstanding shares of our common stock cast on this proposal, either in person or by proxy, assuming a quorum is present. For this proposal, an abstention will have the effect of a vote against such proposal and broker non-votes will have no effect on the outcome of the vote for this proposal.

Approval of the possible issuance of 20% or more of shares of our common stock in connection with the securities purchase agreement dated February 4, 2010 will require the affirmative vote of a majority of the outstanding shares of our common stock cast on this proposal, either in person or by proxy, assuming a quorum is present. For this proposal, abstentions will have the effect of a vote against this proposal and broker non-votes will have no effect on the outcome of the vote for this proposal.
Approval of the ratification of the appointment of Eisner LLP as our independent registered public accounting firm for the year ending December 31, 2010 will require the affirmative vote of a majority of the outstanding shares of our common stock represented at the annual meeting, either in person or by proxy, assuming a quorum is present. For this proposal, abstentions and broker non-votes will not be counted as votes for or against this proposal.
The telephone and Internet voting procedures are designed to authenticate stockholders’ identities, to allow stockholders to vote their shares and to confirm that their instructions have been properly recorded. Specific instructions to be followed by stockholders interested in voting via the telephone or the Internet are set forth on the proxy card.
Expenses of Solicitation
The expense of solicitation of proxies, estimated at $5,000 will be borne by us. We have not retained a proxy solicitor to solicit proxies; however, we may choose to do so prior to the annual meeting. Proxies may also be solicited by certain of our directors, officers and other employees, without additional compensation, personally or by written communication, telephone or other electronic means. We are required to request brokers and nominees who hold stock in their name to furnish our proxy material to beneficial owners of the stock and will reimburse such brokers and nominees for their reasonable out-of-pocket expenses in so doing.
STOCKHOLDER PROPOSALS FOR THE 2011 ANNUAL MEETING OF STOCKHOLDERS
Pursuant to the applicable rules under the Exchange Act, some stockholder proposals may be eligible for inclusion in our 2011 proxy statement. Proposals by stockholders intended to be included in our 2011 proxy statement must comply with all applicable requirements of Rule 14a-8 promulgated under the Exchange Act and must be submitted in writing to our Secretary no later than •, or a reasonable time before we begin to print and mail our proxy materials. Stockholders interested in submitting such a proposal are advised to contact knowledgeable counsel with regard to the detailed requirements of such securities rules and to review applicable provisions in our bylaws. Stockholder proposals to be presented at our 2011 annual meeting (but not intended to be included in our 2011 proxy statement) must be submitted in writing to our Secretary no earlier than •, but no later than •, in accordance with our bylaws. Otherwise, the proxies named by our board of directors may exercise discretionary voting authority with respect to the stockholder proposal, without any discussion of the proposal in our proxy materials.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information regarding beneficial ownership of our common stock by (i) each person known to us to beneficially own more than 5% of our common stock, (ii) each of our directors and, (iii) each of the named executive officers and (iv) all the directors and executive officers as a group. The calculation of the percentage of outstanding shares is based on 28,022,531 shares of our common stock outstanding on April 27, 2010, adjusted, where appropriate, for shares of stock beneficially owned but not yet issued. Except as otherwise indicated, each stockholder named has sole voting and investment power with respect to such stockholder’s shares.

	Aggregate Number
	of Shares	Percent of
	Beneficially	Outstanding
Name of Beneficial Owner	Owned(1)	Shares

Five Percent Stockholders:
Valens Capital Management, LLC(2)	1,631,271	5.8%

Executive Officers and Directors(3):
Joseph J. Grillo	671,444	2.4
Lorraine M. Breece	88,067	*
Parke H. Hess	109,407	*
John R. Block	151,459	*
Daniel E. Penni	154,641	*
Dennis G. Rawan	59,171	*
Michael S. Zarriello	170,402	*
All current directors and executive officers as a group (7 persons)	1,404,591	4.9

*	Represents less than 1% of the issued and outstanding shares of common stock of the Company.

(1)	This table includes presently exercisable stock options and options that are exercisable within sixty days of April 30, 2010, in accordance with Rule 13d-3(d) under the Exchange Act. The following directors and executive officers hold the number of exercisable options set forth following their respective names: Joseph J. Grillo — 91,164; Lorraine M. Breece — 44,127; Parke H. Hess — 33,334; John R. Block — 117,709; Daniel E. Penni — 57,321; Dennis G. Rawan — 27,396; Michael S. Zarriello — 150,521; and all current directors and officers as a group — 521,572.

(2)	Valens Capital Management, LLC has shared voting power and dispositive power with Laurus Capital Management, LLC, a Delaware limited liability company, Valens U.S. SPV I, LLC, a Delaware limited liability company (“Valens US”), Valens Offshore SPV I, Ltd., an exempted company incorporated with limited liability under the laws of the Cayman Islands (“Valens SPV I”), Laurus Master Fund, Ltd., an exempted company incorporated with limited liability under the laws of the Cayman Islands (“Laurus”), Kallina Corporation, a Delaware corporation (“Kallina”), PSource Structured Debt Limited, a closed-ended company incorporated with limited liability in Guernsey (“PSource”), Eugene Grin and David Grin. As of December 31, 2009, Laurus, Kallina, Valens US, and PSource held 1,631,271 shares of our common stock. The information included in the table is based solely on the Schedule 13G/A filed with the SEC on February 16, 2010. Valens Capital Management, LLC’s address is 335 Madison Avenue, 10th Floor, New York, NY 10017.

(3)	All of these individuals share the same business address: 490 Villaume Avenue, South Saint Paul, Minnesota 55075.

The following table sets forth information regarding beneficial ownership of our subsidiary, Thermo Life Energy Corp. (“Thermo Life”) by (i) each of our directors, (ii) each of the named executive officers and (iii) all the directors and executive officers as a group. The calculation of the percentage of outstanding shares is based on 20,000,000 shares of Thermo Life’s common stock outstanding on April 27, 2010, adjusted, where appropriate, for shares of stock beneficially owned but not yet issued. Except as otherwise indicated, each stockholder named has sole voting and investment power with respect to such stockholder’s shares. We sold Thermo Life in January 2010.

	Aggregate Number
	of Shares	Percent of
	Beneficially	Outstanding
Name of Beneficial Owner	Owned(1)	Shares

Joseph J. Grillo	—	*	%
Lorraine M. Breece	70,000	*
Parke H. Hess	—	*
John R. Block	—	*
Daniel E. Penni	200,000	1.1
Dennis G. Rawan	200,000	1.1
Michael S. Zarriello	—	*
All current directors and executive officers as a group (7 persons)	470,000	2.4

*	Represents less than 1% of the issued and outstanding shares of Thermo Life’s common stock.

(1)	This table includes presently exercisable stock options and options that are exercisable within sixty days of April 12, 2010, in accordance with Rule 13d-3(d) under the Exchange Act. The following directors and executive officers hold the number of exercisable options set forth following their respective names: Joseph J. Grillo — 0; Lorraine M. Breece — 70,000; Parke H. Hess — 0; John R. Block — 0; Daniel E. Penni — 200,000; Dennis G. Rawan — 200,000; Michael S. Zarriello — 0; and all current directors and officers as a group — 470,000.
FINANCIAL STATEMENTS
Our consolidated financial statements for the year ended December 31, 2009 are included in our 2009 annual report to stockholders. Copies of the annual report will be available on our website on or about April 30, 2010 and will be sent to our stockholders upon request. The annual report does not form any part of the material for the solicitation of proxies.
OTHER BUSINESS
At the date hereof, there are no other matters which our board of directors intends to present or has reason to believe others will present at the annual meeting. If other matters come before the annual meeting, the persons named in the accompanying form of proxy will vote in accordance with their best judgment with respect to such matters.

PROPOSAL 1
ELECTION OF DIRECTORS
Board of Directors
Our board of directors is divided into three classes. A class of directors is elected each year to serve for a three-year term and until the directors’ successors are duly elected and qualified, which has been our practice since 1998. The stockholders elect approximately one-third of the members of the board of directors annually. Directors may be removed only for cause. Any director appointed by our board of directors to fill a vacancy on the board serves the balance of the unexpired term of the class of directors in which the vacancy occurred.
The term of Joseph J. Grillo and John R. Block will expire at the 2010 annual meeting. Mr. Grillo and Mr. Block have indicated a willingness to serve if elected. Messrs. Grillo and Block have been nominated to stand for reelection at the annual meeting to hold office until the 2013 annual meeting of stockholders and until their successors have been duly elected and qualified. Proxies may not be voted for a greater number of persons than the director nominees.
Cumulative voting does not apply in the election of directors. Unless otherwise indicated, the shares represented by this proxy will be voted for the director nominees. Should a nominee become unable to serve for any reason, or for good cause will not serve, our board of directors may, unless the board of directors by resolution provides for a lesser number of directors, designate a substitute nominee, in which event the persons named in the enclosed proxy will vote proxies that would otherwise be voted for all named nominees for the election of such substitute nominee or nominees.
Vote Required
In order to approve this proposal, the affirmative vote of a plurality of the shares of common stock represented at the annual meeting, in person or by proxy, assuming a quorum is present, must be received in favor of this proposal. Unless a contrary choice is specified, proxies solicited by our board of directors will be voted FOR approval of the election of the director nominees.

Recommendation of our Board of Directors
Our board of directors recommends a vote FOR Joseph J. Grillo and John R. Block to hold office until the 2013 annual meeting of stockholders and until their successors have been duly elected and qualified.
Biographical and other information concerning our directors and the director nominees for election at the annual meeting is set forth below.

Current Directors	Age	Positions	Board Member Since

John R. Block	75	Independent Board Member, Nominating Committee (Chair) and Compensation Committee	December 2007 (Served on Destron Fearing’s Board of Directors from January 2004 through December 2007)
Joseph J. Grillo	51	Non-Independent Board Member	January 2008
Daniel E. Penni	62	Independent Board Member (Chair), Audit & Governance Committee, Compensation Committee (Chair) and Nominating Committee	March 1995
Dennis G. Rawan	66	Independent Board Member, Audit & Governance Committee and Nominating Committee	December 2002
Michael S. Zarriello	60	Independent Board Member, Audit & Governance Committee (Chair) and Compensation Committee	December 2007 (Served on Destron Fearing’s Board of Directors from September 2003 through December 2007)
Director Nominees for Election to Term Expiring 2013
Joseph J. Grillo: Mr. Grillo, age 51, an RFID industry veteran, was selected to be our Chief Executive Officer, President and director effective January 2, 2008. From December 2003 until joining us, Mr. Grillo served as the President and Chief Executive Officer of the Global Technologies Division of Assa Abloy, AB, a publicly-held global manufacturer in the security and lock industry (“Assa Abloy”). From January of 2002 until December of 2003, Mr. Grillo served as the President and Chief Executive Officer of the Identification Technology Group Division of Assa Abloy, where he formed and was responsible for the sales growth of the Identification Technology business unit. He earned a Bachelor of Science in Finance from the University of Connecticut, School of Business.
John R. (Jack) Block: Mr. Block, age 75, joined our board of directors on December 28, 2007. Mr. Block has served as Senior Policy Advisor for Olsson Frank Weeda Terman Bode Matz P.C., a law firm, since January 2006. From January 2003 through December 2005, Mr. Block served as the Executive Vice President of the Food Marketing Institute, a trade association in Washington, D.C. From 1986 until December 2002, Mr. Block was President and Chief Executive Officer of Food Distributors International and the International Foodservice Distributors Association (NAWGA/IFDA). Mr. Block was appointed to President Reagan’s Cabinet in 1981 and served for five years as the Secretary of the U.S. Department of Agriculture. As a member of the Reagan Cabinet and a key member of the Economic Policy Council, he dealt with a wide range of complex domestic farm program and tax issues. Under his leadership, the Department of Agriculture’s Food for Peace Program was a primary resource in feeding the starving African continent. During his tenure as Secretary of Agriculture, Mr. Block visited more than 30 foreign countries, meeting with heads of state and agriculture ministers from all over the globe and negotiating sensitive agreements critical to U.S. farm interests. From 1977 to 1981, he served as director of Agriculture for the State of Illinois. Mr. Block currently has a syndicated weekly radio commentary broadcast carried by more than 600 stations in 30 states. Mr. Block has served on a number of corporate boards, including NYSE-listed Hormel Foods Corporation, John Deere (Deere & Company), Archer Daniels Midland Company and MetaMorphix, Inc. He is currently a member of the Board of Directors of AE Biofuels and Blast Energy Services Inc., as well as serving on the audit committee of Blast Energy Services, Inc. He is also on the board of directors of the U.S. Friends of the World Food Programme, a joint initiative of the United Nations and the Food and Agricultural Organization, Chairman of the Agribusiness Alliance of the Citizens Network for Foreign Affairs in Washington, and on the Advisory Board of the Illinois Global Partnership. Mr. Block also served on the Destron Fearing board of directors from January 2004 through December 2007.
Messrs. Block and Grillo were nominated for election to our board of directors because of their specific experience and proven expertise in the industry, their past and continuing contributions to the Company, and their general expertise and perspective on business and industry that benefit the Company. Additionally, Mr. Grillo’s specific experience in the radio frequency identification industry and with company turnarounds and Mr. Block’s specific and noteworthy experience in the livestock and farming industry and his distinguished service to the United States with regard to agricultural policy and practice provide many benefits to our board of directors.

Incumbent Directors — Term Expiring 2011
Daniel E. Penni: Mr. Penni, age 62, has served as a director since March 1995, and as chairman of our board since July 3, 2007. From September 1988 until December 2005, Mr. Penni was employed by Arthur J. Gallagher & Co. (NYSE:AJG), an insurance brokerage and risk management services firm, where he served in several positions, including most recently as an Area President. He has worked in various sales and administrative roles in the insurance business since 1969. He also served on the board of trustees of the Massachusetts College of Pharmacy and Health Sciences in Boston from 1989 through June 2006 and served as the chair of finance, the corporate treasurer and the chair of the audit committee at various times during his service period. Mr. Penni graduated with a Bachelor of Science degree in 1969 from the School of Management at Boston College. Mr. Penni was a member of the board of directors of Positive ID Corporation, n/k/a Positive ID Corporation (“Positive ID” which is a former subsidiary of ours) from June 2004 until January 2008.
Dennis G. Rawan: Mr. Rawan, age 66, has served as a director since December 10, 2002. Mr. Rawan was Chief Financial Officer of Expo International, Inc. (“Expo”) from 1996 until his retirement in 2001. Expo provides information technology products and services to the event industry. For over 20 years prior to joining Expo, Mr. Rawan was a certified public accountant, or CPA, providing audit, review, tax and financial statement preparation services for a variety of clients. From 1970 to 1988, while working as a CPA, Mr. Rawan taught graduate level accounting courses at Babson College. Prior to starting his CPA practice, Mr. Rawan spent several years in public accounting with the then Touche Ross and Company and subsequently in the building materials industry with Evans Products’ Retail Group. Mr. Rawan earned a Bachelor of Science degree and a Master of Business Administration degree from Northeastern University.
Incumbent Directors — Term Expiring 2012
Michael S. Zarriello: Mr. Zarriello, age 60, joined our board of directors on December 28, 2007. Mr. Zarriello is an Executive Director of Capstone Advisory Group LLC, a national firm providing restructuring and turnaround services. He joined the firm in May 2008. Mr. Zarriello served as Senior Managing Director of MTS Health Partners L.P., a merchant bank providing advisory services and private equity investments to companies in the healthcare sector from January 2007 to April 2008. He served as Senior Vice President and Chief Financial Officer for Rural/Metro Corporation, a medical transportation company, in Scottsdale, Arizona, from July 2003 to December 2006. From 1998 to 2003, Mr. Zarriello was a Senior Managing Director of Jesup & Lamont Securities Corporation and President of Jesup & Lamont Merchant Partners LLC, both of which are investment banking firms. From 1989 to 1997, Mr. Zarriello was a Managing Director-Principal of Bear Stearns & Co., Inc., an investment bank, and from 1989 to 1991, he served as Chief Financial Officer of the Principal Activities Group that invested Bear Stearns’ capital in middle market companies. Mr. Zarriello previously served as a member of our board of directors from May 2003 until July 2006 and served as a member of our subsidiary’s, Destron Fearing Corporation (“Destron Fearing”), board of directors from September 2003 through December 2007.
CORPORATE GOVERNANCE, BOARD OF DIRECTORS AND COMMITTEES
Director Independence
Our board of directors has determined that four of our five current directors—Messrs. Block, Penni, Rawan and Zarriello—are independent under the applicable standards of the Nasdaq Capital Market. For transactions, relationships or arrangements that were considered by our board of directors in determining whether each director was independent, please see the section “Certain Relationships and Related Transactions, and Director Independence — Director and Officer Roles and Relationships with Our Subsidiaries.”
Board Meetings and Committees
Our board of directors held twelve meetings during 2009 and acted by unanimous written consent in lieu of a meeting seven times, as permitted by the applicable state law. During 2009, all directors attended 75% or more of the meetings of the board of directors and committees to which they were assigned. In order to control expenses, and in light of the fact that very few stockholders attend our annual or special meetings of stockholders in person, we do not require directors to attend stockholder meetings. Our directors are invited, and frequently one or more of our directors is in attendance at such meetings. At the 2009 annual meeting of stockholders, Messrs. Block, Penni and Rawan were present.

We have a standing Audit and Governance Committee, Compensation Committee and Nominating Committee of our board of directors, each of which is more fully described below.
Audit and Governance Committee
Our board of directors established an audit and governance committee in accordance with Section 3(a)(58)(A) of the Exchange Act. Our audit and governance committee is comprised of three members of the board of directors: Messrs. Zarriello, Rawan and Penni. All of the committee members are independent as defined in Rule 5605(a)(2) of the Nasdaq Marketplace Rules and as defined by the Sarbanes-Oxley Act of 2002. Our board of directors has determined that we have two audit committee financial experts as defined in the applicable SEC rules: Mr. Zarriello, who serves as the chairman of the committee, and Mr. Rawan, who serves as a member of the committee. The committee (i) recommends for approval by our board of directors an independent registered public accounting firm to audit our consolidated financial statements for the fiscal year in which they are appointed, and (ii) monitors the effectiveness of the audit effort, the internal and financial accounting organization and controls and financial reporting. The duties of the committee are also to oversee and evaluate the independent registered public accounting firm, to meet with the independent registered public accounting firm to review the scope and results of the audit, to approve non-audit services provided to us by our independent certified public accountants, and to consider various accounting and auditing matters related to our system of internal controls, financial management practices and other matters. The audit and governance committee has been assigned the functions of monitoring the integrity of our financial statements, monitoring the independence, qualifications and performance of our independent auditors and overseeing our systems of internal controls. The committee complies with the provisions of the Sarbanes-Oxley Act of 2002. The committee held four meetings during 2009. A copy of the audit and governance committee charter is available on our website at www.digitalangel.com.
Compensation Committee
Our compensation committee consists of Messrs. Penni, Block and Zarriello, who are all independent as defined in Rule 5605(a)(2) of the Nasdaq Marketplace Rules and as defined by the Sarbanes-Oxley Act of 2002. Mr. Penni is chairman of the committee. The committee administers the 1996 Non-Qualified Stock Option Plan, the 1999 Flexible Stock Plan, the 2003 Flexible Stock Plan, the 1999 Employees Stock Purchase Plan and the Amended and Restated Digital Angel Corporation Transition Stock Option Plan, including the review and grant of awards to officers and other employees under such plans, and recommends the adoption of new plans. We own 100% of the outstanding stock of Destron Fearing. The committee also reviews and approves various other compensation policies and matters and reviews and approves salaries, bonuses, the Incentive and Recognition Plan (“IRP”) and other matters relating to our senior officers. The committee reviews all senior corporate employees after the end of each fiscal year to determine compensation for the subsequent year. Particular attention is paid to each employee’s contributions to our current and future success, as well as their salary level in comparison to the market value of personnel with similar skills and responsibilities. The committee also looks at accomplishments which are above and beyond management’s normal expectations for their positions. The committee held two meeting during 2009 and acted by unanimous written consent one time during 2009. A copy of the compensation committee charter is available on our website at www.digitalangel.com.
Our compensation committee assists our board of directors in the discharge of its responsibilities relating to compensation of our executive officers. Specific responsibilities of our compensation committee include:
•	reviewing and recommending to our board approval of the compensation, benefits, corporate goals and objectives of our chief executive officer and our other executive officers;
•	evaluating the performance of our executive officers; and
•	administering our employee benefit plans and making recommendations to our board of directors regarding these matters.
Our compensation committee has the authority to delegate any of its responsibilities to one or more subcommittees as the committee may from time to time deem appropriate and may ask members of management, employees, outside counsel, or others whose advice and counsel are relevant to the issues then being considered by the compensation committee to attend any meetings and to provide such pertinent information as the compensation committee may request. We expect that the compensation committee will continue to solicit input from our chief executive officer with respect to compensation decisions affecting other members of our senior management. Our compensation committee has not engaged compensation consultants to determine or recommend the amount or form of executive and director compensation. Our compensation committee has read consultant reports prepared for similar companies and has spoken with experts regarding compensation in the past.
Nominating Committee
Our nominating committee considers and nominates candidates for election to our board of directors. The committee consists of Mr. Block, who serves as its chairman, and Messrs. Penni and Rawan, all of whom are independent members of our board of directors. The committee met one time during 2009. A copy of the nominating committee charter is available on our website at www.digitalangel.com.

Qualifications of Candidates for Election to the Board
Our board of directors takes a critical role in guiding our strategic direction, and it oversees the management of us. When candidates for our board of directors are considered, they are evaluated based upon various criteria. Director candidates for our board of directors are considered for vacant seats if they (i) are independent, in accordance with applicable law and stock exchange listing standards, (ii) demonstrate high ethical standards, professionalism, and integrity in their personal and professional dealings, (iii) are willing to commit themselves to their duties as members of our board of directors and its various committees and to their responsibilities to us, (iv) possess the appropriate knowledge and understanding of fundamental financial statements, (v) have substantial relevant business, technological or government experience, (vi) provide a diverse set of skills, backgrounds and experiences in order to provide varying perspectives, (vii) have no identified conflicts of interest with us, (viii) have not been convicted in a criminal proceeding other than traffic violations during the five years before the date of selection, and (ix) are willing to comply with our code of ethics. We retain the right to modify these minimum qualifications from time to time. Exceptional candidates who do not meet all of these criteria may still be considered.
Process for Identifying and Evaluating Candidates for Election to the Board
The role of the nominating committee of our board of directors is to review the qualifications and backgrounds of any candidates for our board of directors, its current members, as well as the overall composition of the board. Prior to the formation of the nominating committee, our entire board evaluated candidates based upon the qualifications outlined above. In the case of any director candidates, the questions of independence and financial expertise are important to determine what roles the candidate can perform, and the nominating committee will consider whether the candidate meets the applicable independence standards and the level of the candidate’s financial expertise. Any new candidates will be interviewed, and the nominating committee will approve the final nominations. Our chairman of the board, acting on behalf of the nominating committee, will extend the formal invitation to the selected candidates.
Stockholder Nominations
Stockholders may nominate director candidates for consideration by the nominating committee by writing to our Secretary, who will forward the nomination to the chairman of the nominating committee. The submission must provide the candidate’s name, biographical data and qualifications, including five-year employment history with employer names and a description of the employer’s business; whether such individual can read and understand fundamental financial statements; other board memberships (if any); and such other information as is reasonably available and sufficient to enable the nominating committee to evaluate the minimum qualifications stated above under the section of this proxy statement entitled “Qualifications of Candidates for Election to the Board.” The submission must be accompanied by a written consent of the individual to stand for election if nominated by the nominating committee and to serve if elected by the stockholders. If a stockholder nominee is eligible, and if the nomination is proper, the nominating committee then will deliberate and make a decision as to whether the candidate will be appointed and subsequently submitted to our stockholders for a vote. The nominating committee will not change the manner in which it evaluates candidates, including the applicable minimum criteria set forth above, on the basis of whether the candidate was recommended by a stockholder.
Executive Sessions of the Board
Our board of directors has adopted a formal policy of meeting in executive session, with only independent directors being present, on a regular basis and at least two times each year. The board of directors met in executive session five times during 2009.
Stockholder Communications
Our board of directors believes that it is important for us to have a process whereby our stockholders may send communications to our board. Accordingly, stockholders who wish to communicate with our board of directors or a particular director may do so by sending a letter to Patricia M. Petersen, General Counsel and Secretary, at 490 Villaume Avenue, South Saint Paul, Minnesota, 55075. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Stockholder-Board Communication” or “Stockholder-Director Communication.” All such letters must identify the author as a stockholder and clearly state whether the intended recipients are all members of our board of directors or only certain specified individual directors. Ms. Petersen copies all such letters and circulates them to the appropriate director or directors.

Code of Conduct and Corporate Ethics General Policy Statement
Our board of directors has approved, and we have adopted, a Code of Conduct and Corporate Ethics General Policy Statement, or the Code of Conduct, which applies to all of our directors, officers and employees. Our board of directors has also approved, and we have adopted, a Code of Ethics for Senior Financial Officers (the “Code for SFO”) which applies to our chief executive officer and chief financial officer. The Code of Conduct and the Code for SFO are available, without charge, upon written request to Digital Angel Corporation, Attention: Patricia Petersen, Secretary, 490 Villaume Avenue, South Saint Paul, Minnesota 55075. The audit and governance committee of our board of directors is responsible for overseeing the Code of Conduct and the Code for SFO. Our audit and governance committee must approve any waivers of the Code of Conduct, and our board of directors must approve any waivers of the Code for SFO.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, requires our officers and directors and persons who own more than 10% of our common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission, or SEC, and to furnish copies of all such reports to us. We believe, based on our stock transfer records and written representations from certain reporting persons, that all reports required under Section 16(a) were timely filed during 2009.
2009 Director Compensation

					Nonqualified
				Non-Equity	Deferred
	Fees Earned or	Stock	Option	Incentive Plan	Compensation	All Other
Name	Paid in Cash	Awards(6)	Awards(7)	Compensation	Earnings	Compensation		Total

John R. Block(1)	$32,400	$13,500	$12,099	$—	$—	$—		$57,999
Daniel E. Penni(2)	77,400	13,500	12,099	—	—	1,980	(8)	104,979
Dennis G. Rawan(3)	36,000	13,500	12,099	—	—	—		61,599
Michael S. Zarriello(4)	46,800	13,500	12,099	—	—	—		72,399
Constance K. Weaver(5)	27,000	13,500	12,099	—	—	—		52,599

(1)	As of December 31, 2009, Mr. Block held options to purchase 146,875 shares of our common stock.

(2)	As of December 31, 2009, Mr. Penni held options to purchase 86,487 shares of our common stock.

(3)	As of December 31, 2009, Mr. Rawan held options to purchase 56,562 shares of our common stock.

(4)	As of December 31, 2009, Mr. Zarriello held options to purchase 179,687 shares of our common stock.

(5)	As of December 31, 2009, Ms. Weaver held options to purchase 85,940. Ms. Weaver was a director until September, 2009.

(6)	On October 1, 2009, we granted each of our directors 12,500 shares of restricted stock that vests ratably over three years. The grant date fair value of the restricted stock calculated in accordance with the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718 was $13,500 for each grant.

(7)	On October 1, 2009, we granted each of our directors options to purchase 12,500 shares of our common stock that vest ratably over three years. The value of the stock option calculated in accordance with FASB ASC Topic 718 was $12,099 for each option grant.

(8)	Amount represents payments for personal cellular telephone usage during 2009.
In 2009, the compensation committee of our board of directors determined that the annual compensation for outside directors was as follows: (i) $7,200 per quarter for board service, (ii) an additional $3,600 and $1,800 per quarter for service as the audit and governance committee chair and the compensation committee chair, respectively, (iii) an additional $1,800 and $900 per quarter for service as a member of the audit and governance committee and the compensation committee, respectively, and (iv) $17,550 per quarter for service as the chairman of our board of directors. Reasonable travel expenses are reimbursed when incurred. Directors who are not also executive officers are not eligible to participate in any of our other benefit plans.
At December 31, 2009, the following directors owned fully vested options exercisable for shares of Thermo Life common stock:
•	Mr. Penni — 200,000 shares
•	Mr. Rawan — 200,000 shares
•	Ms. Weaver — 200,000 shares
These options are exercisable at $0.05 per share and expire on April 18, 2011. Thermo Life was sold in January, 2010.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE
Since the beginning of our fiscal year 2009, there has not been, and there is not currently proposed any transaction or series of similar transactions in which the amount involved exceeded or will exceed the lesser of $120,000 or 1% of our total assets as of December 31, 2009 and 2008 and in which any related person, including any current director, executive officer, holder of more than 5% of our capital stock, or entities affiliated with them, had a material interest, other than as described in the transactions set forth below.
Director and Officer Roles and Relationships with Our Subsidiaries
Several of our directors and our chief executive officer served as directors of Positive ID, which became a minority-owned investee in the first quarter of 2008 when our ownership fell below 50%. In November of 2008, we sold all of the shares of common stock of Positive ID that we owned. By virtue of the relationships described below, certain of our directors and our chief executive officer could have faced situations in which there were actual or apparent conflicts of interest that could have interfered, or appeared to have interfered, with their ability to act in a manner that was in our best business interests. One of our then six directors, Mr. Penni, served on the board of directors of Positive ID through January 11, 2008 and our chief executive officer served on the board of Positive ID from July 18, 2008 to November 12, 2008. In their various positions with Positive ID and us, Messrs. Penni, Rawan, Block and Zarriello and Ms. Breece were each granted stock option awards by Positive ID. As of December 31, 2009, all of these options were exercised except for 5,556 and 25,000 options held by Mr. Block and Mr. Penni, respectively.
Sale of Control Products Group
On January 25, 2010, we entered into an agreement to sell substantially all of the assets of a small division known as the Control Products Group, a group within the Clifford & Snell business unit of Signature. The buyer, C&S Controls Limited, is a UK entity controlled by Gary Lawrence, the manager of the Control Products division for the past several years. The purchase price of £400,000 was represented, in part, by a secured promissory note in the original principal amount of £374,000 issued from the buyer to Signature, which calls for monthly cash payments for approximately 5 years.
Review, Approval or Ratification of Transactions with Related Parties
Our audit and governance committee’s charter requires review of any proposed related party transaction, conflicts of interest and any other transaction for which independent review is necessary or desirable to achieve the highest standards of corporate governance. It is also our unwritten policy, which policy is not otherwise evidenced, for any related party transaction that involves more than a de minimis obligation, expense or payment, to obtain approval by our board of directors prior to our entering into any such transaction. In conformity with our various policies on related party transactions, each of the above transactions discussed in this “Certain Relationships and Related Transactions” section has been reviewed and approved by our board of directors.
EXECUTIVE OFFICERS
As of the date of this report, each of the persons below currently serves as one of our executive officers:

Name	Age	Position	Officer Since

Joseph J. Grillo	51	Chief Executive Officer and President	January 2008
Lorraine M. Breece	57	Senior Vice President, Chief Financial Officer and Chief Accounting Officer	March 2004
Parke H. Hess	52	Chief Operating Officer	March 2008
The following is a summary of the background and business experience of our executive officers other than Mr. Grillo (whose background and business experience is described in connection with his status as a director):
Lorraine M. Breece: Ms. Breece was appointed as our chief financial officer in March 2008. From March 2007 until March 2008, she was our acting chief financial officer. She has served as our senior vice president since April 2006 and served as assistant secretary from November 2006 until January 2008, and as treasurer from March 2007 until January 2008. She was appointed vice president in March 2004. In March 2001, she was named director of accounting and SEC reporting. She joined in April 2000 as our controller and chief accounting officer, and she continues to serve as our chief accounting officer. Prior to joining the Company, from 1991 to 1999, Ms. Breece served as director of finance and chief accounting officer of Nabi BioPharmaceuticals (NASDAQ:NABI). From 1984 to 1990, she served as corporate controller for Levitt Corporation. Ms. Breece has over 25 years employment/consulting experience with public and private companies, including Trammell Crow Company (NYSE:TCC) and Office Depot (NYSE:OD). Ms. Breece began her career as an auditor with Coopers & Lybrand. She earned a Bachelor of Administration in accounting from Florida Atlantic University and was licensed as a CPA in Florida.

Parke H. Hess: Mr. Hess was appointed as our chief operating officer on March 22, 2008, and was a consultant working with us since January of 2008. He has over 20 years of experience in negotiating a wide variety of transactions including acquisitions and divestitures of businesses in the radio frequency identification technology, and satellite technology market segments. Mr. Hess was an independent business consultant from 2002 -2007. He was CFO of HID Corporation from 1998-2001, and an investor and officer in the management buy-outs of several companies during the 1990s. Mr. Hess graduated magna cum laude from the United States Air Force Academy, and earned an MBA from the Stanford University Graduate School of Business.
EXECUTIVE COMPENSATION
The following table sets forth information regarding compensation earned in or with respect to our fiscal years 2009 and 2008 by:
•	each person who served as our chief executive officer in 2009;
•	each person who served as our chief financial officer in 2009; and
•	each person who served as our chief operating officer in 2009.
We had no other executive officers in 2009. We refer to these officers collectively as our named executive officers.
Summary Compensation Table

											Nonqualified
										Non-Equity	Deferred
Name and Principal						Stock		Option		Incentive Plan	Compensation	All Other
Position	Year	Salary		Bonus		Awards		Awards		Compensation(1)	Earnings	Compensation		Total

Joseph J. Grillo(2)	2009	$345,145		$—		$126,563	(7)	$126,563	(8)	$67,500	$—	$14,510	(12)	$680,281
Chief Executive Officer and President	2008	367,789	(5)	—		—		168,691	(9)	400,000	—	146,355	(13)	1,082,835

Lorraine M. Breece(3)	2009	$189,242		$—		$47,250	(7)	$47,250	(8)	$22,680	$—	$4,410	(14)	$310,444
Chief Financial Officer, Chief Accounting Officer and Senior Vice President	2008	208,385		—		—		5,156	(10)	70,000	—	32,312	(15)	315,853

Parke H. Hess(4)	2009	$184,077		$—		$45,000	(7)	$45,000	(8)	$21,600	$—	$10,656	(16)	$306,333
Chief Operating Officer	2008	150,000	(6)	50,000	(6)	—		53,584	(11)	100,000	—	169,969	(17)	523,553

(1)	The amounts shown in this column were paid under the terms of incentive and recognition policies for fiscal year 2009 and 2008, which were entered into with each of our named executive officers for the achievement of specified performance objectives. For a description of the material terms of each of these policies, see the discussion under “Our 2009 Incentive and Recognition Policies” below.

(2)	Mr. Grillo became our chief executive officer and president effective January 3, 2008.

(3)	On March 1, 2007, we appointed Ms. Breece as our senior vice president, acting chief financial officer, chief accounting officer, and assistant secretary. On March 9, 2007, she was also appointed treasurer. In March of 2008, Ms. Breece was appointed chief financial officer and she is currently our senior vice president, chief financial officer and chief accounting officer.

(4)	On March 24 2008, we appointed Mr. Hess as our chief operating officer.

(5)	Amount represents the contractual salary amount per the Grillo Employment Agreement. On March 13, 2008, Mr. Grillo elected to accept the balance of his 2008 base salary, after customary withholdings, in unrestricted shares of our common stock. As a result, Mr. Grillo received a 30% premium on the remaining balance of his 2008 salary. In addition, since Mr. Grillo agreed not to sell this stock for twelve months from the date on which he received the shares, he received an additional premium of 12%, compounded on the gross amount issued to him.

(6)	Amount represents the contractual salary amount per the Hess Employment Agreement. Mr. Hess elected to accept his 2008 base salary and signing bonus, after customary withholdings, in unrestricted shares of our common stock. As a result, Mr. Hess received a 30% premium on his 2008 salary and bonus. In addition, since Mr. Hess agreed not to sell this stock for twelve months from the date on which he received the shares, he received an additional premium of 12%, compounded on the gross amount issued to him.

(7)	We granted 117,187, 43,750 and 41,666 shares of restricted stock to Mr. Grillo, Ms. Breece and Mr. Hess, respectively on October 1, 2009. The restricted stock vests ratably over three years. The value of the option awards is the aggregate grant date fair value calculated in accordance with FASB ASC Topic 718. Refer to “Item 8. Financial Statements and Supplementary Data — Footnote 1, Organization and Summary of Significant Accounting Policies — Stock-Based Compensation” in our Annual Report on Form 10-K for the year ended December 31, 2009 for discussion of the assumptions used in calculating the expense under FASB ASC Topic 718. See also “Outstanding Equity Awards as of December 31, 2009” table.

(8)	On October 1, 2009, we issued 130,756, 48,815 and 46,491 options to purchase shares of our common stock to Mr. Grillo, Ms. Breece and Mr. Hess, respectively. These options were issued with an exercise price of $1.08 and vest ratably over three years. SEC regulations require us to disclose the aggregate grant date fair value calculated in accordance with FASB ASC Topic 718. During 2009, we expensed $33,430 for these options in accordance with FASB ASC Topic 718. The value of the option awards is the amount of the awards that we recognized for financial reporting purposes under FASB ASC Topic 718. Refer to “Item 8. Financial Statements and Supplementary Data — Footnote 1, Organization and Summary of Significant Accounting Policies — Stock-Based Compensation” in our Annual Report on Form 10-K for the year ended December 31, 2009 for discussion of the assumptions used in the calculating the expense under FASB ASC Topic 718. See also “Outstanding Equity Awards as of December 31, 2009” table.

(9)	We issued the following options to purchase shares of our common stock to Mr. Grillo during 2008: 68,750 options with an exercise price of $5.36 were issued on January 3, 2008; 27,370 options with an exercise price of $5.04 were issued on January 30, 2008; 31,250 options with an exercise price of $2.64 were issued on September 29, 2008; and 50,000 options with an exercise price of $0.52 were issued on December 12, 2008. All of the options vest ratably over three years. The value of the option awards is the amount of the awards that we recognized for financial reporting purposes under FASB ASC Topic 718. Refer to “Item 8. Financial Statements and Supplementary Data — Footnote 1, Organization and Summary of Significant Accounting Policies — Stock-Based Compensation” in our Annual Report on Form 10-K for the year ended December 31, 2008 for discussion of the assumptions used in calculating the expense under FASB ASC Topic 718. See also “Outstanding Equity Awards as of December 31, 2008” table.

(10)	On December 12, 2008, we issued 25,000 options to purchase shares of our common stock to Ms. Breece. These options were issued with an exercise price of $0.52 and vest ratably over three years. SEC regulations require us to disclose the aggregate grant date fair value calculated in accordance with FASB ASC Topic 718. During 2008, we expensed $158 for these options in accordance with FASB ASC Topic 718. In addition, on June 20, 2008, we extended the exercise term of options to purchase 312 shares of our common stock to July 18, 2011 and extended the term of options to purchase 1,499 shares of our common stock to June 20, 2018. All of these options are fully vested. The value of the option awards is the amount of the awards that we recognized for financial reporting purposes under FASB ASC Topic 718. Refer to “Item 8. Financial Statements and Supplementary Data — Footnote 1, Organization and Summary of Significant Accounting Policies — Stock-Based Compensation” in our Annual Report on Form 10-K for the year ended December 31, 2008 for discussion of the assumptions used in the calculating the expense under FASB ASC Topic 718. See also “Outstanding Equity Awards as of December 31, 2008” table.

(11)	We issued the following options to purchase shares of our common stock to Mr. Hess during 2008: options to purchase 37,500 shares of our common stock with an exercise price of $5.44 were issued on March 24, 2008; and options to purchase 25,000 shares of our common stock with an exercise price of $0.52 were issued on December 12, 2008. All of the options vest ratably over three years. The value of the option awards is the amount of the awards that we recognized for financial reporting purposes under FASB ASC Topic 718. Refer to “Item 8. Financial Statements and Supplementary Data — Footnote 1, Organization and Summary of Significant Accounting Policies — Stock-Based Compensation” in our Annual Report on Form 10-K for the year ended December 31, 2008 for discussion of the assumptions used in calculating the expense under FASB ASC Topic 718. See also “Outstanding Equity Awards as of December 31, 2008” table.

(12)	Amount represents $13,406 for Mr. Grillo’s personal cellular telephone and internet services paid for during 2009 as well as $1,104 for Mr. Grillo’s club dues.

(13)	Amount represents $131,538 of the combined value of the stock and hold premiums Mr. Grillo received as a result of electing to take his 2008 base salary in shares of our common stock (see footnote 5), $9,200 of a 401(k) match and $5,617 for Mr. Grillo’s personal cellular telephone and internet services paid for during 2008.

(14)	Amount represents Ms. Breece’s personal cellular telephone and internet services paid for during 2009.

(15)	Amount represents $21,889 realized upon exercise of options to purchase 22,222 shares of Positive ID common stock, $468 worth of life insurance premiums we paid on behalf of Ms. Breece, $4,729 of a 401(k) match and $5,226 of personal cellular telephone and internet services paid for during 2008.

(16)	Amount represents Mr. Hess’s personal cellular telephone and internet services paid for during 2009.

(17)	Amount represents $87,780 of the combined value of the stock and hold premiums Mr. Hess received as a result of electing to take his 2008 base salary and signing bonus in shares of our common stock (see footnote 6), $74,000 of consulting fees paid to Mr. Hess prior to employment with the Company, $7,391 of a 401(k) match and $798 for Mr. Hess’s personal internet services paid for during 2008.

Our Incentive and Recognition Policies
Set forth in the table below is information regarding cash amounts that could have been received in 2009 by our named executive officers under the terms of the incentive and recognition policy.
These represent all of the grants of awards to our named executive officers under any plan during or with respect to 2009.

							All other
							Option
					Date of	All other	Awards:		Grant Date
					Board or	Stock	Number of	Exercise or	Fair Value of
	Estimated Future Payouts Under Non-				Compensation	Awards:	Securities	Base Price	Stock and
	Equity Incentive Plan Awards(1)			Grant	Committee	Number of	Underlying	of Option	Option
Name	Threshold	Target	Maximum	Date	Action	Securities	Options	Awards	Awards

Joseph J. Grillo	$—	$337,500	$675,000	10/1/09	9/24/09	—	130,756	$1.08	$126,563

Lorraine M. Breece	$—	$113,400	$226,800	10/1/09	9/24/09	—	48,815	$1.08	$47,250

Parke H. Hess	$—	$108,000	$216,000	10/1/09	9/24/09	—	46,491	$1.08	$45,000

(1)	Our non-equity incentive plans, under which our named executive officers have been, or may have been, paid incentive compensation, in cash, with respect to fiscal year 2009, consist of incentive and recognition policies tailored for each of Mr. Grillo, Ms. Breece and Mr. Hess. The terms of the incentive and recognition policies with respect to 2009, to which each of Mr. Grillo, Ms. Breece and Mr. Hess are parties, provide for target/maximum amounts of incentive compensation based upon the achievement of specified performance objectives. The amounts listed in the “Target” column represent the amount of incentive compensation that could have been earned by our named executive officers under their respective incentive and recognition policies for 2009, based on their achievement of all specified performance objectives (as discussed below).
The tables below set forth, for Mr. Grillo, Ms. Breece and Mr. Hess:
•	The performance objectives applicable to his or her incentive and recognition policy for 2009; and
•	The weighting of such performance objectives, stated as a dollar amount.
Following each table is a narrative discussion of the amounts payable for the attainment of such performance objectives, including a discussion of whether performance objectives were achieved, where applicable.
Joseph J. Grillo

Performance Objective	Weighting

Revenue(1)	$—
Operating income (1)	—
Cash(1)	—
Discretionary(2)	67,500

Total	$67,500

(1)	Mr. Grillo did not achieve this objective.

(2)	Mr. Grillo earned $67,500 under his 2009 incentive and recognition policy based on the board of directors decision to provide Mr. Grillo a discretionary cash bonus for the achievement of certain individual goals. This amount has been reflected as the amount earned by Mr. Grillo as non-equity incentive plan compensation in the Summary Compensation Table above.
Lorraine M. Breece

Performance Objective	Weighting

Revenue(3)	$—
Operating income(3)	—
Cash(3)	—
Discretionary(4)	22,680

Total	$22,680

(3)	Ms. Breece did not achieve this objective.

(4)	Ms. Breece earned $22,680 under her 2009 incentive and recognition policy based on the board of directors decision to provide Ms. Breece a discretionary cash bonus for the achievement of certain individual goals. This amount has been reflected as the amount earned by Ms. Breece as non-equity incentive plan compensation in the Summary Compensation Table above.

Parke H. Hess

Performance Objective	Weighting

Revenue(5)	$—
Operating income(5)	—
Cash(5)	—
Discretionary(6)	21,600

Total	$21,600

(5)	Mr. Hess did not achieve this objective.

(6)	Mr. Hess earned $21,600 under his 2009 incentive and recognition policy based on the board of directors decision to provide Mr. Hess a discretionary cash bonus for the achievement of certain individual goals. This amount has been reflected as the amount earned by Mr. Hess as non-equity incentive plan compensation in the Summary Compensation Table above.
Outstanding Equity Awards as of December 31, 2009
The following table provides information as of December 31, 2009 regarding unexercised stock options and restricted stock awards granted to each of our named executive officers by us, and our wholly-owned subsidiary, Thermo Life Energy Corp.

	Option Awards						Stock Awards
											Equity
											Incentive Plan
				Equity						Equity	Awards:
				Incentive						Incentive Plan	Market or
				Plan						Awards:	Payout Value
	Number of	Number of		Awards:						Number of	of Unearned
	Securities	Securities		Number of			Number of		Market Value	Unearned	Shares, Units
	Underlying	Underlying		Securities			Shares or		of Shares of	Units or	or Other
	Unexercised	Unexercised		Underlying	Option	Option	Units of Stock		Units of Stock	Other Rights	Rights That
	Options	Options		Unearned	Exercise	Expiration	That Have		That Have Not	That Have	Have Not
Name	Exercisable	Unexercisable		Options	Price	Date	Not Vested		Vested	Not Vested	Vested

Joseph J. Grillo
Digital Angel	22,917	45,833	(1)	—	$5.36	01/03/2018	—		—	—	—
	9,124	18,246	(2)	—	$5.04	01/30/2018	—		—	—	—
	10,417	20,833	(3)	—	$2.64	09/29/2018	—		—	—	—
	16,667	33,333	(4)	—	$0.52	12/12/2018	—		—	—	—
	—	130,756	(5)	—	$1.08	10/01/2019	—		—	—	—
	—	—		—	—	—	117,187	(11)	$126,563	—	—

Lorraine M. Breece
Digital Angel	1,128	—		—	$3.84	01/01/2012	—		—	—	—
	312	—		—	$22.40	07/25/2011	—		—	—	—
	1,250	—		—	$31.20	11/03/2011	—		—	—	—
	6,104	—		—	$20.24	07/29/2012	—		—	—	—
	1,750	—		—	$24.88	05/02/2015	—		—	—	—
	6,250	—		—	$25.84	07/06/2013	—		—	—	—
	17,500	—		—	$8.88	08/15/2017	—		—	—	—
	437	—		—	$12.00	06/20/2018	—		—	—	—
	437	—		—	$25.60	06/20/2018	—		—	—	—
	625	—		—	$12.00	06/20/2018	—		—	—	—
	8,334	16,666	(6)	—	$0.52	12/12/2018	—		—	—	—
	—	48,815	(7)	—	$1.08	10/01/2019	—		—	—	—
	—	—		—	—	—	43,750	(12)	$47,250	—	—
Thermo Life	70,000	—		—	$0.05	04/18/2011	—		—	—	—

Parke H. Hess
Digital Angel	12,500	25,000	(8)	—	$5.44	03/25/2018	—		—	—	—
	8,334	16,666	(9)	—	$0.52	12/12/2018	—		—	—	—
	—	46,491	(10)	—	$1.08	10/01/2019	—		—	—	—
	—	—		—	—	—	41,666	(13)	$45,000	—	—

(1)	22,916 and 22,917 options vest on January 2, 2010 and January 2, 2011, respectively.

(2)	9,123 and 9,123 options vest on January 30, 2010 and January 30, 2011, respectively.

(3)	10,416 and 10,417 options vest on September 29, 2010 and September 29, 2011, respectively.

(4)	16,666 and 16,667 options vest on December 12, 2010 and December 12, 2011, respectively.

(5)	43,586, 43,585 and 43,585 options vest on October 1, 2010, October 1, 2011 and October 1, 2012, respectively.

(6)	8,333 and 8,333 options vest on December 12, 2010 and December 12, 2011, respectively.

(7)	16,272, 16,271 and 16,272 options vest on October 1, 2010, October 1, 2011 and October 1, 2012, respectively.

(8)	12,500 and 12,500 options vest on March 24, 2010 and March 24, 2011, respectively.

(9)	8,333 and 8,333 options vest on December 12, 2010 and December 12, 2011, respectively.

(10)	15,497, 15,497 and 15,497 options vest on October 1, 2010, October 1, 2011 and October 1, 2012, respectively.

(11)	39,063, 39,062 and 39,062 restricted shares of our common stock vest on October 1, 2010, October 1, 2011 and October 1, 2012, respectively.

(12)	14,584, 14,583 and 14,583 restricted shares of our common stock vest on October 1, 2010, October 1, 2011 and October 1, 2012, respectively.

(13)	13,889, 13,889 and 13,888 restricted shares of our common stock vest on October 1, 2010, October 1, 2011 and October 1, 2012, respectively.
2009 Option Exercises and Stock Vested
None of our named executive officers exercised options or had restricted stock vest during the year ended December 31, 2009.
Pension Benefits
None of our named executive officers are covered by a pension plan or other similar benefit plan that provides for payments or other benefits at, following, or in connection with retirement.
Nonqualified Deferred Compensation
None of our named executive officers are covered by a defined contribution or other plan that provides for the deferral of compensation on a basis that is not tax-qualified.
Potential Payments Upon Termination or Change in Control
We have entered into employment agreements with certain of our named executive officers that require us to make payments upon termination or a change in control of the Company. These arrangements are discussed below in the section “Executive Employment Arrangements with Named Executive Officers.”
We have established a severance policy for certain of our officers who are not covered under specific severance contracts under which, if we terminate the officer without cause, as defined, or the officer resigns with good reason, the officer will receive severance payments. Ms. Breece, under our established severance policy, is entitled to receive one year of base salary plus an additional 60% of her yearly base salary if she is terminated without cause or if she resigns for good reason. The issuance of any severance benefit is subject to the execution of a general release by Ms. Breece at the time of separation. We reserved the right to pay the additional 60% of the yearly base salary portion of the severance payment as a lump sum, or in shares of our common stock, which would be subject to price protection for three months following the issuance.
The table below shows the potential payments that would have to be made in the event of each named executive officer’s termination or a change in control:

Name	Potential Payment

Joseph J. Grillo	$1,012,500
Lorraine M. Breece	302,400
Parke H. Hess	288,000

Total	$1,602,900

Executive Employment Arrangements with Named Executive Officers
We have formal employment agreements with two of our named executive officers, Mr. Grillo and Mr. Hess.
Joseph J. Grillo
In connection with Mr. Grillo’s appointment, we entered into the Grillo Employment Agreement, effective as of January 1, 2008, which provides that Mr. Grillo will receive a base salary of $375,000, which will be reviewed annually, and is eligible to receive an annual bonus, subject to approval of our board of directors, ranging from 0% to 200% of base salary. Mr. Grillo’s bonus will be determined upon his performance in the following areas with related metrics and goals to be approved by our board of directors at the beginning of each performance year: company and divisional revenues, net income, cash generation, board discretion, investment analyst coverage, price per share, strategic deals/partnerships that enhance stockholder value and such other metrics and goals that our board of directors may establish. Mr. Grillo’s non-equity incentive compensation plan for fiscal year 2009 was determined based on the following performance metrics (weighted as indicated): total company revenues in 2009 (15%), total operating income in 2009 (25%), total company cash generation in 2009 (20%), and 2009 individual performance goals with respect to leadership, strategic planning, and tactical measures (40% or more at the board’s discretion). In 2009, Mr. Grillo elected to reduce his base salary by 10% to $337,500.
In addition, Mr. Grillo was given a stock option to purchase 68,750 shares of our common stock, which vests ratably over the next three years, at a price per share equal to the closing price of a share of our common stock on January 3, 2008, the date of grant, which was $5.36. The options were originally granted with a five year vesting term but subsequent to the grant, our board of directors agreed to modify the terms to a three year vesting schedule to be consistent with other option grants.
The Grillo Employment Agreement is not for a fixed period of time but provides that, if we terminate Mr. Grillo’s employment without cause or Mr. Grillo terminates his employment for good reason or due to a change in control, Mr. Grillo will receive a payment equal to the sum of one and a half times his base salary plus one and a half times his target bonus. The Grillo Employment Agreement also contains non-compete and confidentiality provisions which are effective from the date of employment through eighteen months from the date the Grillo Employment Agreement is terminated.
Parke H. Hess
In connection with Mr. Hess’s appointment, we entered into the Hess Employment Agreement, effective as of March 24, 2008, which provides that Mr. Hess will receive a base salary of $200,000, which will be reviewed annually, less customary withholdings, on the first date of his employment, and a signing bonus in the amount of $50,000. Mr. Hess’ salary and signing bonus were paid entirely in the form of shares of our common stock, for which Mr. Hess received a premium of $87,780 which was also paid in the form of shares of our common stock. Under the Hess Employment Agreement, Mr. Hess is eligible to receive annual non-equity incentive compensation, subject to the approval of our board of directors, ranging from 0% to 120% of his base salary. Under the Hess Employment Agreement, during 2008 we guaranteed the bonus of 60% of base salary, adjusted proportionally for the amount of time Mr. Hess was employed with us during the year. Mr. Hess’ non-equity incentive compensation for fiscal year 2009 and beyond will be determined based on performance metrics and goals such as total company revenues, total operating income, total company cash generation and individual performance goals. In 2009, Mr. Hess elected to reduce his base salary by 10% to $180,000.
In addition, Mr. Hess was granted a stock option to purchase 37,500 shares of our common stock, which vests ratably over the next three years, exercisable at a price per share equal to the closing price of a share of our common stock on March 20, 2008 (the trading day immediately preceding Mr. Hess’ first date of employment), which was $5.44. The options were originally granted with a five year vesting term but subsequent to the grant, our board of directors agreed to modify the terms to a three year vesting schedule to be consistent with other option grants.
The Hess Employment Agreement is not for a fixed period of time but provides that, if at any time during the term of the Hess Employment Agreement Mr. Hess’ employment is terminated by the Company without cause, or after the first annual anniversary of the Hess Employment Agreement the Company terminates Mr. Hess’ employment without cause or Mr. Hess terminates his employment for good reason within six months after a change of control, Mr. Hess will receive one times his base salary plus 60% of earned base salary. The Hess Employment Agreement also contains non-compete and confidentiality provisions which are effective from the date of employment through one year from the date the Hess Employment Agreement is terminated.

Stock Option and Other Compensation Plans
Stock Options and Other Awards Granted under the 1996 Non-Qualified Stock Option Plan, the 1999 Flexible Stock Plan, the 2003 Flexible Stock Plan and the Amended and Restated Digital Angel Corporation Transition Stock Option Plan.
The 1996 Non-Qualified Stock Option Plan, the 1999 Flexible Stock Plan, the 2003 Flexible Stock Plan and the Amended and Restated Digital Angel Corporation Transition Stock Option Plan (“Digital Angel Plan”) are long-term plans designed to link rewards with stockholder value over time. Stock options are granted to aid in the retention of employees and to align the interests of employees with stockholders. The value of the stock options to an employee increases as the price of our stock increases above the fair market value on the grant date, and the employee must remain in our employ for the period required for the stock option to be exercisable, thus providing an incentive to remain in our employ.
The Amended and Restated Digital Angel Corporation Transition Stock Option Plan was acquired in connection with the merger with Destron Fearing and therefore, under applicable Nasdaq rules, awards under the plan may not be granted to persons employed by us at the time of the merger. The remaining plans allow grants of stock options to all of our employees, including executive officers. Grants to our executive officers and to officers of our subsidiaries are made at the discretion of the compensation committee.
The 2003 Flexible Stock Plan and the Amended and Restated Digital Angel Corporation Transition Stock Option Plan are also designed to encourage ownership of our common stock by employees, directors and other individuals, and to promote and further our best interests by granting cash and other stock awards. Under these plans, we may grant awards of our common stock in lieu of payments of cash compensation pursuant to the mutual agreement of the participant and us.
Stock Options Granted under the 1999 Employees Stock Purchase Plan.
The 1999 Employees Stock Purchase Plan, which is intended to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code (“Code”), provides eligible employees with an opportunity to accumulate, through payroll deductions, funds to be used toward the purchase of our stock pursuant to options granted under the plan. Options granted in connection with an offering under the plan permit the option holder to purchase our stock at a price per share equal to 85% of the fair market value of the stock on (i) the date on which the option was granted (i.e., the first business day of the offering) and (ii) the date on which the option was exercised (i.e., the last business day of the offering), whichever is less. Section 423 of the Code also provides certain favorable tax consequences to the option holder, provided that the stock acquired under the plan is held for a specified minimum period of time. Under FAS 123R, which became effective for us on January 1, 2006, options granted under the plan may be compensatory. As a result, during 2008 and 2009, we did not grant any options under the plan through payroll deductions. However, we did grant options under the plan during 2008 and 2009 at 100% of the fair market value of our common stock on the date of grant. These options vest ratably over a three year period.
Securities Authorized for Issuance Under Equity Compensation Plans
During 2009, we granted 471,033 shares of restricted common stock for executive compensation under our 2003 Plan and Digital Angel Plan. We granted 498,581 options during 2009 under our equity compensation plans. As of December 31, 2009, the following shares of our common stock were authorized for issuance under our equity compensation plans:

	Equity Compensation Plan Information
			(c)
	(a)	(b)	Number of securities
	Number of	Weighted-average	remaining available for
	securities to be	exercise price per	future issuance under
	issued upon exercise	share of outstanding	equity compensation plans
	of outstanding options	options, warrants	(excluding securities
Plan Category (1)	warrants and rights	and rights	reflected in column (a))
Equity compensation plans approved by security holders	3,206,109	$16.32	1,199,080	(2)
Equity compensation plans not approved by security holders (3)	296,874	11.33	—

Total	3,502,983	15.90	1,199,080

(1)	A narrative description of the material terms of our equity compensation plans is set forth on page 28 of our proxy statement and in Note 11 to our consolidated financial statements.

(2)	Includes 119 shares available for future issuance under our 1999 Employees Stock Purchase Plan.

(3)	We have made grants outside of our equity plans and have outstanding options exercisable for shares of our common stock. These options were granted as an inducement for employment or for the rendering of consulting services.

PROPOSAL 2
APPROVAL OF AN AMENDMENT TO OUR 2003 FLEXIBLE STOCK PLAN TO INCREASE
THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK ISSUABLE
UNDER THE PLAN FROM 2,875,000 TO 4,000,000 SHARES
Our stockholders are asked to act upon a proposal to amend our 2003 Flexible Stock Plan to increase the number of authorized shares of common stock issuable under the plan from 2,875,000 to 4,000,000 shares.
Introduction
On May 14, 2003, the board of directors adopted the Digital Angel Corporation 2003 Flexible Stock Plan, or the 2003 Plan, which was approved by our stockholders on July 25, 2003. On July 24, 2004, June 11, 2005, June 20, 2008 and September 25, 2009, our stockholders approved amendments to the 2003 Plan to increase the number of authorized shares of common stock issuable under the plan to 325,000, 650,000, 875,000 and 2,875,000 shares, respectively. The 2003 Plan is intended to attract, retain, motivate and reward employees, directors and other individuals and to encourage ownership by employees, directors and other individuals of our common stock. The 2003 Plan also allows us to grant awards of common stock in lieu of payments of cash compensation pursuant to the mutual agreement of a participant and the Company. An employee is an individual employed by the Company or a subsidiary. As of April 12, 2010, approximately 250 individuals were eligible to participate in the 2003 Plan. The 2003 Plan provides for benefits, which we collectively refer to as Benefits, to be awarded in the form of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights (as described below and referred to hereafter as SARs), Restricted Stock, Performance Shares, Cash Awards, and Other Stock Awards, each of which is defined below.
On April 9, 2010, the board of directors approved an amendment to the 2003 Plan increasing the number of shares of common stock that may be issued under the 2003 Plan from 2,875,000 to 4,000,000 shares. Under the 2003 Plan, as of April 12, 2010, awards, net of forfeitures and exercises, to acquire approximately 1.2 million shares of our common stock have been granted by the committee designated for such purpose. As of April 12, 2010, there were approximately 0.6 million options available for grant. No awards of the additional shares have been approved or are determinable at this time.
Vote Required
In order to approve this proposal, the affirmative vote of a majority of the votes cast on this proposal, in person or by proxy, must be received in favor of this proposal. Unless a contrary choice is specified, proxies solicited by the board of directors will be voted FOR approval of an amendment to the 2003 Plan to increase the number of authorized shares of common stock issuable under the plan from 2,875,000 to 4,000,000 shares. For this proposal, abstentions will have the effect of a vote against the proposal and broker non-votes will have no effect on the outcome of the vote for this proposal.
Recommendation of Our Board of Directors
Our board of directors recommends a vote FOR the approval of an amendment to our 2003 Flexible Stock Plan to increase the number of authorized shares of common stock issuable under the plan from 2,875,000 to 4,000,000 shares.
Set forth below is a summary description of the essential features of the 2003 Plan. This description is subject to and qualified in its entirety by the full text of the 2003 Plan, which plan, as amended and restated assuming this proposal 2 is approved, is attached to this proxy statement as Annex A.

DESCRIPTION OF THE 2003 PLAN
Number of Shares
Under the proposed amendment, the number of shares of common stock that may be issued in connection with Benefits awarded under the 2003 Plan would be increased from 2,875,000 shares to 4,000,000 shares of common stock. Such shares may be authorized but unissued shares, shares held in the Company’s treasury, or both. If an option or SAR expires or is terminated, surrendered or canceled, without having been fully exercised, if Restricted Stock or Performance Shares are forfeited, or if any other grant results in shares of common stock not being issued, the shares covered by such option or SAR, grant of shares of Restricted Stock, Performance Shares or other grant, as the case may be, would again be available for use under the 2003 Plan.
If there is any change in the common stock of the Company by reason of any stock dividend, spin-off, split-up, spin-out, recapitalization, merger, consolidation, reorganization, combination or exchange of shares, the number of SARs and number and class of shares available for options and grants of Restricted Stock, Performance Shares and Other Stock Based Awards and the number of shares subject to any outstanding options, SARs, grants of Restricted Stock or Performance Shares which are not yet vested, and Other Stock Based Awards, and the price thereof, as applicable, may be appropriately adjusted.
Administration
The 2003 Plan is administered by a committee, that consists of the “outside directors” of the board of directors, unless the board of directors appoints a committee of two or more but less than all of the members of the board all of whom are “outside directors” as defined in Section 162(m) of the Code. If the committee does not include the entire Board, it shall serve at the pleasure of the outside directors of the Board, which may from time to time appoint members in substitution for members previously appointed and fill vacancies, however caused, in the committee.
Subject to the express provisions of the 2003 Plan, the committee has complete authority to:
•	determine when and to whom Benefits are granted and the type and amounts of Benefits;
•	determine the terms, conditions and provisions of, and restrictions relating to, each Benefit granted;
•	interpret and construe the 2003 Plan and any agreement, an Award Agreement, evidencing and describing a Benefit;
•	prescribe, amend and rescind rules and regulations relating to the 2003 Plan;
•	determine the form and contents of all Award Agreements;
•	determine all questions relating to Benefits under the 2003 Plan;
•	take any other action which it considers necessary or appropriate for the administration of the 2003 Plan and to carry out the purposes of the 2003 Plan; and
•	take actions necessary such that specific awards granted under the 2003 Plan generally will not be subject to the tax deduction limits of Section 162(m) of the Code.
Except as required by Rule 16b-3 of the Exchange Act with respect to Benefits granted to persons who are subject to Section 16 of the Exchange Act (consisting of directors and officers), or other applicable law, including Code Section 162(m), the committee may delegate its authority to any employee, employees or committee.
Amendment, Termination and Change in Control
The board of directors may amend the 2003 Plan at any time. However, the board of directors may not amend the 2003 Plan without stockholders’ approval if such amendment:
•	would cause options, which are intended to qualify as Incentive Stock Options, to fail to qualify as such;
•	would cause the 2003 Plan to fail to meet the requirements of Rule 16b-3 of the Exchange Act; or
•	would violate applicable law.
The 2003 Plan has no fixed termination date and shall continue in effect until terminated by the board of directors.
The amendment or termination of the 2003 Plan will not adversely affect any Benefit granted prior to such amendment or termination. However, any Benefit may be modified or canceled by the committee if and to the extent permitted by the 2003 Plan or any Award Agreement or with the consent of the participant to whom such Benefit was granted.

In the event of a Change in Control, as defined below, all Incentive Stock Options and Non-Qualified Stock Options shall become fully exercisable, all Stock Appreciation Rights shall become immediately payable, all Restricted Stock shall become vested, all Performance Shares shall be deemed fully earned, and all Cash Awards, Other Stock Based Awards, and other Benefits shall become fully vested, exercisable or payable. In addition, the committee may, to the extent not inconsistent with the above, provide such protection as it deems necessary to maintain a participant’s rights, including, without limitation:
•	providing for purchase of a Benefit for an amount in cash equal to the amount which could have been attained upon the exercise or realization of such Benefit;
•	making such adjustment to the outstanding Benefits as the committee deems appropriate; and/or
•	causing the outstanding Benefits to be assumed, or new Benefits substituted therefore, by the surviving corporation.
“Change in Control” means:
•	the acquisition by any person or group, other than the Company and certain related entities, of more than 20% of the outstanding shares of common stock;
•	a change in the majority of the members of the board of directors during any two year period which is not approved by at least two-thirds of the members of the board of directors who were members at the beginning of the two year period;
•	a merger or consolidation involving the Company in which the stockholders of the Company prior to the effective date of the transaction do not have more than 50% of the voting power of the surviving entity immediately following the transaction;
•	the liquidation or dissolution of the Company; or
•	a sale or other disposition of all or substantially all of the Company’s assets.
Eligibility for Benefits
Benefits may be awarded to individuals selected by the committee. Benefits may be awarded only to employees, members of the board of directors, (including former employees and former members of the board of directors if in connection with their separation from the Company), employees and owners of entities which are not affiliates of the Company but which have a direct or indirect ownership interest in the Company or its affiliates, individuals who, and employees and owners of entities which, are customers or suppliers of the Company or its affiliates, individuals who, and employees and owners of entities which, render services to the Company or its affiliates, and individuals who, and employees and owners of entities which, have ownership or business affiliations with any individual or entity previously described. Incentive Stock Options may be granted only to employees of the Company or a subsidiary of the Company.
Types of Benefits
Under the 2003 Plan, the committee may grant a number of different types of Benefits. A summary of the principal characteristics of various types of Benefits which may be granted is set forth below.
Stock Options. Two types of stock options to purchase our common stock may be granted under the 2003 Plan. Stock options intended to qualify for special tax treatment under Section 422 of the Code are referred to as “Incentive Stock Options,” and options not intended to so qualify are referred to as “Non-Qualified Stock Options.” For both options, the option price shall be determined by the committee but shall be no less than 100% of the fair market value of the shares of common stock on the date the option is granted.
The other terms of options shall be determined by the committee. However, in the case of options intended to qualify as Incentive Stock Options, such terms must meet all requirements of Section 422 of the Code. Currently, such requirements are:
•	the option must be granted within 10 years from the adoption of the 2003 Plan;
•	the option may not have a term longer than 10 years;
•	the option must be not transferable other than by will or the laws of descent and distribution and may be exercised only by the optionee during his/her lifetime;
•	the maximum aggregate fair market value of common stock with respect to which such options are first exercisable by an optionee in any calendar year may not exceed $100,000; and
•	the option must be granted to an employee.
In addition, if the optionee owns more than 10% of the Company’s common stock or more than 10% of the total combined voting power of all classes of stock of any subsidiary, the option price must be at least 110% of fair market value of the shares of common stock on the date the option is granted, and the option may not have a term longer than five years.
SARs. A SAR is the right to receive an amount equal to the appreciation in value of one share of common stock from the time the SAR is granted until the time the grantee elects to receive payment. Participants who elect to receive payment of SARs shall receive payment in common stock. When SARs are granted in tandem with an Incentive Stock Option, the SARs must contain such terms and conditions as are necessary for the related option to qualify as an Incentive Stock Option. In addition, if SARs are granted in tandem with a stock option, the exercise of the option shall cause a correlative reduction in the SARs; and the payment of SARs shall cause a correlative reduction in the shares under the option.

Restricted Stock. Restricted Stock is common stock which is subject to forfeiture until a period of time has elapsed or certain conditions have been fulfilled. Unless the committee determines otherwise, shares of Restricted Stock shall be granted at a cost equal to par value (presently $.01 per share). Certificates representing shares of Restricted Stock shall bear a legend referring to the 2003 Plan, noting the risk of forfeiture of the shares and stating that such shares are non-transferable until all restrictions have been satisfied and the legend has been removed. At the discretion of the committee, the grantee may or may not be entitled to full voting and dividend rights with respect to all shares of Restricted Stock from the date of grant.
Performance Shares. Performance Shares are the right to receive common stock or cash equal to the fair market value of the common stock at a future date in accordance with the terms of the grant. Generally, such right shall be based upon the attainment of targeted profit and/or other performance objectives. The committee shall determine the performance targets which will be applied with respect to each grant of Performance Shares at the time of grant, but in no event later than 90 days after the beginning of the period of service to which the performance targets relate. The performance criteria applicable to Performance Shares will be one or more of the following: (1) stock price; (2) average annual growth in earnings per share; (3) increase in stockholder value; (4) earnings per share; (5) net income; (6) return on assets; (7) return on stockholders’ equity; (8) increase in cash flow; (9) operating profit or operating margins; (10) revenue growth of the Company; and (11) operating expenses. Each performance target applicable to a Performance Share award and the deadline for satisfying each such target shall be stated in the Award Agreement between the Company and the grantee. The committee must certify in writing that each such target has been satisfied before the Performance Shares award becomes effective.
Cash Awards. A Cash Award is a Benefit payable in cash. If the committee intends for the Cash Award to qualify as Performance Based Compensation, the committee shall determine the performance targets which will be applied with respect to each grant of such Cash Awards at the time of grant, but in no event later than 90 days after the beginning of the period of service to which the performance targets relate. The performance criteria applicable to such Cash Awards will be one or more of the following: (1) stock price; (2) average annual growth in earnings per share; (3) increase in stockholder value; (4) earnings per share; (5) net income; (6) return on assets; (7) return on stockholders’ equity; (8) increase in cash flow; (9) operating profit or operating margins; (10) revenue growth of the Company; and (11) operating expenses. Each performance target applicable to such Cash Award and the deadline for satisfying each such target shall be stated in the Award Agreement between the Company and the grantee. The committee must certify in writing that each such target has been satisfied before such Cash Awards become effective. The maximum cash award that an individual may receive in any calendar year in the aggregate is the greater of $100,000 or 100% of the grantee’s compensation (excluding any Cash Award) for such year.
Other Stock Based Awards. An Other Stock Based Award is a benefit that is valued in whole or in part by reference to, or is otherwise based on, common stock. The committee shall have the right to grant shares in lieu of the payment of cash compensation pursuant to the mutual agreement of the participant and the Company.
General Provisions Applicable to Benefits
Under the 2003 Plan, the following provisions are applicable to one or more types of Benefits.
Award Agreement and Terms of Benefits. The grant of any Benefit may be evidenced by an Award Agreement which describes the specific Benefit granted and the terms, conditions and provisions of, and restrictions relating to, such Benefit. Any Award Agreement shall contain such provisions as the committee shall determine to be necessary, desirable and appropriate.
Transferability. Unless otherwise specified in an Award Agreement or permitted by the committee, each Benefit shall be non-transferable other than by will or the laws of descent and distribution and shall be exercisable during a participant’s lifetime only by him/her.
Tandem Awards. Awards may be granted by the committee in tandem. However, no Benefit may be granted in tandem with an Incentive Stock Option except SARs.

Payment. Upon the exercise of an option or in the case of any other Benefit that requires a payment to the Company, payment may be made either:
•	in cash; or
•	with the consent of the committee:

•	by the tender of shares of common stock having an aggregate fair market value equal to the amount due the Company, including a so-called “cashless exercise;”

•	in other property;

•	by the surrender of all or part of a Benefit (including the Benefit being exercised or acquired); or

•	by any combination of the foregoing, including cash.
Dividend Equivalents. Grants of Benefits in common stock or common stock equivalents may include dividend equivalent payments or dividend credit right.
Withholding. At the time any Benefit is distributed under the 2003 Plan, the Company may withhold, in cash or in shares of common stock, from such distribution any amount necessary to satisfy income withholding requirements applicable to such distribution.
Limitation on Benefits. The number of shares covered by options where the purchase price is no less than fair market value on the date of grant plus SARs which may be granted to any one individual in any calendar year shall not exceed 125,000. The number of shares covered by Performance Shares in any calendar year shall not exceed 62,500.
Restrictions on Shares
The committee may require each person purchasing common stock pursuant to an option or receiving common stock pursuant to any other form of Benefit under the 2003 Plan to represent to and agree with the Company in writing that such person is acquiring the shares for investment and without a view to distribution or resale. In addition, shares issued under the Plan may be subject to restrictive agreements between the Company or a subsidiary and the participant. The committee may require that a legend reflecting any restriction described above be placed on any certificate for shares.
U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE PLAN
The following is a summary of the U.S. federal income tax consequences of the Plan, based on current income tax laws, regulations and rulings.
Incentive Stock Options
Subject to the effect of the Alternative Minimum Tax, discussed below, an optionee does not recognize income on the grant of an Incentive Stock Option. If an optionee exercises an Incentive Stock Option in accordance with the terms of the option and does not dispose of the shares acquired within two years from the date of the grant of the option nor within one year from the date of exercise, the optionee will not realize any income by reason of the exercise, and the Company will be allowed no deduction by reason of the grant or exercise. The optionee’s basis in the shares acquired upon exercise will be the amount paid upon exercise. Provided the optionee holds the shares as a capital asset at the time of sale or other disposition of the shares, his/her gain or loss, if any, recognized on the sale or other disposition will be capital gain or loss. The amount of his/her gain or loss will be the difference between the amount realized on the disposition of the shares and his/her basis in the shares.
If an optionee disposes of the shares within two years from the date of grant of the option or within one year from the date of exercise, or Early Disposition, the optionee will realize ordinary income at the time of such Early Disposition which will equal the excess, if any, of the lesser of:
•	the amount realized on the Early Disposition, or
•	the fair market value of the shares on the date of exercise, over the optionee’s basis in the shares.
The Company will be entitled to a deduction in an amount equal to such income. The excess, if any, of the amount realized on the Early Disposition of such shares over the fair market value of the shares on the date of exercise will be long-term or short-term capital gain, depending upon the holding period of the shares, provided the optionee holds the shares as a capital asset at the time of Early Disposition. If an optionee disposes of such shares for less than his/her basis in the shares, the difference between the amount realized and his/her basis will be a long-term or short-term capital loss, depending upon the holding period of the shares, provided the optionee holds the shares as a capital asset at the time of disposition.

The excess of the fair market value of the shares at the time the Incentive Stock Option is exercised over the exercise price for the shares is an item of tax preference, or Stock Option Preference, which is discussed below.
Non-Qualified Stock Options
Non-Qualified Stock Options do not qualify for the special tax treatment accorded to Incentive Stock Options under the Code. Although an optionee does not recognize income at the time of the grant of the option, the optionee recognizes ordinary income upon the exercise of a Non-Qualified Option in an amount equal to the excess, if any, of the fair market value of the stock on the date of exercise of the option over the amount of cash paid for the stock.
As a result of the optionee’s exercise of a Non-Qualified Stock Option, the Company will be entitled to deduct as compensation an amount equal to the amount included in the optionee’s gross income. The Company’s deduction will be taken in the Company’s taxable year in which the option is exercised.
The excess of the fair market value of the stock on the date of exercise of a Non-Qualified Stock Option over the exercise price is not a Stock Option Preference.
SARs
Recipients of SARs do not recognize income upon the grant of such rights. When a participant elects to receive payment of a SAR, the participant recognizes ordinary income in an amount equal to the fair market value of shares of common stock received, and the Company is entitled to a deduction equal to such amount.
Restricted Stock; Performance Shares
Grantees of Restricted Stock and Performance Shares do not recognize income at the time of the grant of such stock. However, when shares of Restricted Stock become free from any restrictions or when Performance Shares are paid, grantees recognize ordinary income in an amount equal to the fair market value of the stock on the date all restrictions are satisfied, less, in the case of Restricted Stock, the amount paid for the Stock. Alternatively, the grantee of Restricted Stock may elect to recognize income upon the grant of the Stock and not at the time the restrictions lapse, in which case the amount of income recognized will be the fair market value of the Stock on the date of grant less any amount paid. The Company will be entitled to deduct as compensation the amount includible in the grantee’s income in its taxable year in which the grantee recognizes the income.
Cash Awards
Cash Awards are taxable as ordinary income when received or constructively received by a participant. The Company is entitled to deduct the amount of a Cash Award when the award is taxable to the recipient.
Taxation under Section 409A of the Code
Under Section 409A of the Code, compensation deferred under nonqualified deferred compensation plans that do not satisfy election, distribution, and funding restrictions will be subject to current income inclusion, a 20% tax and interest assessments in the year of deferral, to the extent not subject to a substantial risk of forfeiture and not previously included in gross income. The plan has been amended to comply with the provisions of Section 409A, in order to avoid such assessments.
Taxation of Preference Items
The Code imposes an Alternative Minimum Tax on a portion of the optionee’s “alternative minimum taxable income”. Alternative minimum taxable income is determined by adding the optionee’s Stock Option Preference and any other items of tax preference to the optionee’s adjusted gross income and then subtracting certain allowable deductions and a specified exemption amount.
Change of Control
If there is an acceleration of the vesting or payment of Benefits and/or an acceleration of the exercisability of stock options upon a Change of Control, all or a portion of the accelerated benefits may constitute “Excess Parachute Payments” under Section 280G of the Code to certain officers, stockholders, or highly-compensated individuals. The individual receiving an Excess Parachute Payment incurs an excise tax of 20% of the amount of the payment in excess of the individual’s average annual compensation over the five calendar years preceding the year of the Change of Control, and the Company is not entitled to a deduction for such payment.

Limitation on Deduction
Section 162(m) of the Code provides that no deduction will be allowed for certain remuneration with respect to a covered employee to the extent such remuneration exceeds $1,000,000. Under the regulations interpreting Code Section 162(m), a covered employee is any individual who, as of the last day of the Company’s taxable year, is the Company’s chief executive officer or among the four highest compensated officers. Code Section 162(m) does not apply to: (a) compensation payable solely on account of the attainment of one or more performance goals if (i) the goals are determined by a committee of two or more outside directors, (ii) the material terms under which the remuneration will be paid, including the goals, is disclosed to stockholders and approved by a majority of the stockholders, and (iii) except in the case of SARs and certain stock options (as described below), the committee certifies that the goals have been met; and (b) compensation payable under a binding contract in effect on February 17, 1993 which is not thereafter modified in any material respect. Compensation arising from SARs and stock options where the price from which appreciation is calculated or exercise price, as the case may be, is no less than fair market value on the date of grant constitute compensation on account of attainment of a performance goal as long as the committee described above grants the SARs or options and the stockholders approve the maximum number of shares per participant over a specific time period. The $1,000,000 limitation is reduced by any remuneration subject to such limitation for which a deduction is disallowed under the Change of Control provisions set forth above. Benefits under the Plan may be structured to avoid the application of Code Section 162(m).
Summary Only
The foregoing statement is only a summary of the U.S. federal income tax consequences of the 2003 Plan and is based on the Company’s understanding of present U.S. federal tax laws and regulations.

PROPOSAL 3
APPROVAL OF THE POSSIBLE ISSUANCE OF 20% OR MORE OF SHARES OF
OUR COMMON STOCK IN CONNECTION WITH THE SECURITIES PURCHASE
AGREEMENT DATED FEBRUARY 4, 2010
On February 4, 2010, we entered into a securities purchase agreement with two investors to purchase shares of our common stock and warrants to purchase shares of our common stock (“Sale”). Under the terms of the agreement, at closing, which occurred on February 9, 2010, we sold to the investors an aggregate of 3,385,000 shares of our common stock based on a price of $0.50 per share and warrants to acquire an aggregate of 1,354,000 shares of our common stock for an aggregate purchase price of $1,692,500. The purchase price of $0.50 per share represented a 25% discount from the fair market value on February 4, 2010 prior to the announcement of the transaction. The warrants became exercisable immediately upon issuance at an exercise price of $0.50 per share and they expire seven years from the issuance date. The total shares issued, including the shares that may be issued upon exercise of the warrants, represented less than 20% of the outstanding shares of our common stock on the date of issuance. However, the warrant shares contain certain anti-dilution rights that, if triggered, would result in a decrease in the exercise price of the warrants and a corresponding increase in the number of warrants outstanding. If this were to occur in the future, it could result in an aggregate issuance of shares, including the shares underlying the warrants, of 20% or more of the shares of our common stock outstanding before the Sale. NASDAQ corporate governance rules require shareholder approval for the placement of shares of common stock in an amount equal to 20% or more of the shares outstanding before the placement at a price less than the greater of our common stock’s market value or book value per share (“NASDAQ Requirement”). Stockholders are being asked to approve the anti-dilution adjustment provision of the warrants below the Floor Price, as defined below, and to acknowledge and approve that, as a result, the aggregate number of common shares the Company may be deemed to have issued on the date of the sale if such anti-dilution adjustment below the Floor Price occurs, exceeds the threshold in the NASDAQ Requirement.
Background
We entered into the securities purchase agreement in order to provide the funds to payoff our debt with Laurus Master Fund Ltd. and its affiliates (“Laurus”). Our term debt with Laurus matured on February 1, 2010. Accordingly, on February 1, 2010, we paid approximately $1.4 million to Laurus, which represented payment in full of the notes, including accrued interest. Our board of directors considered several alternatives to the Sale to ensure that we had sufficient liquidity to fully satisfy our obligations to Laurus, and determined that entering into the Sale was the most satisfactory option.
The Transaction
The following is a summary of selected information related to the Sale. A copy of the securities purchase agreement and a form of warrant between us and the investors are incorporated by reference to Exhibits 10.1 and 10.2 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 4, 2010.
The net proceeds from the transaction, after deducting the fee of the placement agent and other offering expenses, were approximately $1.5 million. The common stock and warrants were offered and sold pursuant to a base prospectus and a prospectus supplement, both filed pursuant to our shelf registration statement on Form S-3 (File No. 333-164053).
The Securities Purchase Agreement and Warrants
The securities purchase agreement for the sale of 3,385,000 shares of our common stock and warrants to purchase up to 1,354,000 shares of our common stock was entered into with two institutional investors. Under this agreement, the investors agreed to purchase the common shares and the warrants for a negotiated purchase price of $1,692,500 in the aggregate based on a per share purchase price of $0.50. The exercise price of the warrants is $0.50 per share and the warrants may be immediately exercised and expire seven years from the date of issuance. The per share price of $0.50 represented a 25% discount from the then fair market value. If at the time of exercise of a warrant, the registration statement relating to the shares underlying the warrants is not effective, or if the related prospectus is not available for use, then a holder of warrants may elect to exercise the warrants using a net exercise (i.e., cashless exercise) mechanism.

Anti-Dilution Provisions
The warrants are entitled to “full-ratchet” anti-dilution protection. Therefore, generally if we issue or sell, or in accordance with the terms of the agreement we have been deemed to have issued or sold, any shares of common stock for a per share price less than the exercise price of the warrants in effect immediately prior to such issue or sale or deemed issuance or sale, the exercise price of the warrants would then be reduced to the per share price of the newly issued securities. Simultaneously with any adjustment to the exercise price, the number of shares that may be purchased upon exercise of the warrants shall be increased proportionately, so that after such adjustment the aggregate exercise price payable for the adjusted number of warrant shares shall be the same as the aggregate exercise price in effect immediately prior to such adjustment (without regard to any limitations on exercise contained in the warrants). However, under the terms of the warrants, no adjustment which causes the exercise price to be less than $0.48 per share (as adjusted for any stock dividend, stock split, stock combination, reclassification or similar transaction occurring after the date of the securities purchase agreement) (the “Floor Price”) shall occur until after shareholder approval is obtained in order to comply with the NASDAQ Requirement. This is because any anti-dilution adjustments below the Floor Price would result in the Company being deemed to have issued on the date of the Sale common stock, including the shares underlying the warrants, in excess of 20% of our outstanding shares at such time without prior shareholder approval, whereby not in compliance with the NASDAQ Requirement. Under the terms of the securities purchase agreement, we agreed to hold a stockholder meeting within 150 days after closing, where we would solicit our stockholders to approve a proposal to permit such antidilution adjustments in the warrant.
Other Provisions
We may not enter into certain fundamental transactions, such as a merger, consolidation, sale of substantially all assets, tender offer or exchange offer with respect to common stock or reclassification of common stock, unless the successor entity assumes in writing all of our obligations under the warrants. If certain fundamental transactions occur with respect to us or our “significant subsidiaries” as defined by Rule 1-02 of Regulation S-X, at the holder’s request within fifteen days after each fundamental transaction (“Holder Option Period”), we or the successor entity shall purchase the warrants from the holder for an amount equal to the value of the unexercised portion of the warrants that remain as of the time of such fundamental transaction based on the Black Scholes Option Pricing Model obtained from the “OV” function on Bloomberg, L.P. If such redemption option is not exercised by the holder during the Holdier Option Period, we have an option to repurchase the unexercised portion of the warrants for the same amount within ten days after the expiration of the Holder Option Period. The warrants are not exercisable by a holder to the extent that such holder or any of its affiliates would beneficially own in excess of 4.9% of the Common Stock.
Consequences if the Proposal is Not Approved
Under the terms of the securities purchase agreement, and as required by the NASDAQ Requirement, we are required to obtain stockholder consent before the anti-dilution adjustments can be made to the warrants below the Floor Price. If stockholder approval is not obtained on or prior to July 9, 2010, the stockholder meeting deadline, we will be required to hold an additional stockholder meeting each semi-annual period thereafter until such stockholder approval is obtained or until such stockholder approval is no longer required under the NASDAQ Requirement or other market that the company’s common stock trades on or is no longer required to eliminate restrictions on adjustments to the exercise price below the Floor Price and the issuance of all resulting additional shares of common stock issuable thereunder. Until stockholder approval is obtained, we are not permitted to, directly or indirectly, issue or sell, or, or be deemed to have issued or sold, any shares of common stock (other than excluded securities, as defined in the securities purchase agreement) for consideration per share less than the Floor Price at any time while any of the warrants are outstanding without the prior written consent of each investor, which consent may be granted or withheld in each investor’s sole discretion and (ii) in no event shall any excluded securities be issued, or be deemed to be issued for less than the fair market value of the common stock at the time such excluded securities are so issued or are so deemed to be issued.
Vote Required
In order to approve this proposal, the affirmative vote of a majority of the votes cast on this proposal, in person or by proxy, must be received in favor of this proposal. Unless a contrary choice is specified, proxies solicited by the board of directors will be voted FOR approval of the possible issuance of 20% or more of shares of our common stock in connection with the securities purchase agreement dated February 4, 2010. For this proposal, abstentions will have the effect of a vote against this proposal and broker non-votes will have no effect on the outcome of the vote for this proposal.
Recommendation of Our Board of Directors
Our board of directors recommends a vote FOR the approval of the possible issuance of 20% or more of shares of our common stock in connection with the securities purchase agreement dated February 4, 2010.

PROPOSAL 4
RATIFICATION OF THE APPOINTMENT OF EISNER LLP AS OUR INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
The audit and governance committee has appointed Eisner LLP to serve as our independent registered public accounting firm for the year ending December 31, 2010, subject to ratification by our stockholders. Eisner LLP has audited our consolidated financial statements since the year ended December 31, 2002.
A representative of Eisner LLP is expected to be present at the annual meeting, in person or by telephone, and will have an opportunity to make a statement if he or she so desires. The Eisner LLP representative will also be available to respond to appropriate questions from stockholders.
Audit and Non-Audit Fees
For the fiscal years ended December 31, 2009 and 2008, fees for services provided by Eisner LLP were as follows:

	2009	2008

Audit Fees	$449,469	$834,775
Audit-Related Fees (review of registration statements and other SEC filings)	77,634	31,213
Tax Fees (tax-related services, including income tax advice regarding income taxes within the United States;	—	—
All Other Fees	—	—

Total Fees	$527,103	$865,988

None of the services described above were approved pursuant to the exception provided in Rule 2-01(c)(7)(i)(C) of Regulation S-X promulgated by the SEC.
Compatibility of Fees
The audit and governance committee of the board of directors has considered whether the provision of the services listed above is compatible with maintaining the independent registered public accounting firm’s independence and has concluded that the services did not interfere with the independent registered public accounting firm’s independence.
Pre-Approval Policies and Procedures
The audit and governance committee has a policy for the pre-approval of audit services, requiring its prior approval for all audit and non-audit services provided by our independent registered public accounting firm. Our independent registered public accounting firm may not provide certain prohibited services. The audit and governance committee’s prior approval must be obtained before the scope or cost of pre-approved services is increased.
Consistent with these policies and procedures, the audit and governance committee approved all of the services rendered by Eisner LLP during fiscal years 2009 and 2008, as described above.
Vote Required
In order to approve this proposal, the affirmative vote of a majority of the votes cast at the annual meeting, in person or by proxy, must be received in favor of this proposal. Unless a contrary choice is specified, proxies solicited by our board of directors will be voted FOR ratification of the appointment of Eisner LLP as our independent registered public accounting firm for the year ending December 31, 2010.
Recommendation of Our Board of Directors
Our board of directors recommends a vote FOR ratification of the appointment of Eisner LLP as our independent registered public accounting firm for the year ending December 31, 2010.

REPORT OF THE AUDIT AND GOVERNANCE COMMITTEE
The following Audit and Governance Committee Report shall not be deemed “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933 or Securities Exchange Act of 1934, each as amended, except to the extent that we specifically incorporate it by reference into such filing.
The audit and governance committee oversees our financial reporting process on behalf of our board of directors. The committee is comprised of three directors. The committee is currently governed by our audit and governance committee charter. A copy of the charter is available on our website at www.digitalangel.com. All of the audit and governance committee members are independent within the meaning of Rule 5605(a)(2) of the Nasdaq Marketplace Rules, and are “independent,” as that term is defined in Section 10A of the Exchange Act. Management has the primary responsibility for the financial statements and the reporting process, including our systems of internal controls. In fulfilling its responsibilities, the committee reviewed the financial statements in the quarterly reports on Form 10-Q and the Annual Report on Form 10-K with management, including a discussion of the quality and acceptability of our financial reporting and controls.
The committee reviewed with our independent registered public accounting firm, who are responsible for expressing an opinion on the conformity of our audited financial statements with generally accepted accounting standards, their judgments as to the quality and acceptability of our financial reporting and such other matters as are required to be discussed with the committee under generally accepted auditing standards, including the matters required to be discussed by the statement on Auditing Standards No. 61, as adopted by the Public Company Accounting Oversight Board (“PCAOB”). In addition, the committee has discussed with the independent registered public accounting firm the auditors’ independence from management and us, including the matters in the registered public accounting firm’s written disclosures and the letter required by the applicable requirements of the PCAOB. Furthermore, the committee has considered whether the provision of non-audit services by the independent registered public accounting firm for the fiscal year ended December 31, 2009, is compatible with maintaining their independence.
The committee also discussed with our independent registered public accounting firm the overall scope and plans for its audit. At least once a quarter, the committee meets with members of the independent registered public accounting firm, with and without management present, to discuss the results of its examination, its evaluation of our internal controls and the overall quality of our financial reporting.
In reliance on the reviews and discussions referred to above, the committee recommended to our board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2009 for filing with the SEC. The committee has appointed Eisner LLP to serve as our principal independent public accountants for the year ending December 31, 2010.
Management is responsible for our financial reporting process including its system of internal control, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. Our independent registered public accounting firm is responsible for auditing those financial statements. The committee’s responsibility is to monitor and review these processes. It is not the committee’s duty or responsibility to conduct auditing or accounting reviews or procedures. The members of the committee may not be, and, except for our audit committee financial experts, do not represent themselves to be or to serve as, accountants or auditors by profession or experts in the fields of accounting or auditing. Therefore, the committee has relied, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with U.S. generally accepted accounting principles and on the independent registered public accounting firm’s report on our financial statements. The committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the committee’s considerations and discussions with management and the independent registered public accounting firm do not assure that our financial statements are presented in accordance with generally accepted accounting principles, that the audit of our financial statements has been carried out in accordance with U.S. generally accepted auditing standards or that our independent accountants are in fact “independent.”
In addition to the responsibilities discussed in the preceding paragraphs, the committee’s responsibilities include reviewing significant accounting policies, policy decisions and changes, along with significant accounting, reporting and operational issues. The committee also reviews corporate policies and significant instances (if any) of the lack of compliance with laws and regulations, ethics, conflicts of interest and the investigation of misconduct or fraud. The committee is responsible for the resolution of any disagreements between management and the independent registered public accounting firm regarding financial reporting, review and approval of the annual internal audit plan and reports of the internal audit function and the establishment of procedures to receive, retain and treat complaints and whistle-blower information regarding questionable accounting or auditing matters.
The committee is pleased to submit this report to the stockholders with regard to the above matters.
Michael S. Zarriello, Chairman
Dennis G. Rawan
Daniel E. Penni

The form of proxy and this proxy statement have been approved by our board of directors and are being mailed and delivered to stockholders by its authority.

/s/ JOSEPH J. GRILLO
JOSEPH J. GRILLO
Chief Executive Officer and President
South Saint Paul, Minnesota
April 30, 2010

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY
MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD
ON JUNE 25, 2010
Exercise Your Right to Vote
IMPORTANT NOTICE Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on June 25, 2010.
Meeting Information

Meeting Type:	Annual Meeting
For holders as of:	April 27, 2010
Date of Shareholder Meeting:	Friday, June 25, 2010
Time:	8:30 am CST
Location:	Cappella Tower
225 South Sixth Street
Minneapolis, Minnesota 55402
You are receiving this communication because you hold shares in the above named company.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. You may view the proxy materials online at www.digitalangel.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.
Before You Vote
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
1.	Annual Report

2.	Notice & Proxy Statement

3.	Form of Proxy
How to View Online:
Visit the Company’s website at www.digitalangel.com then select “Investor Relations” and then “SEC filings.”
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1)	BY INTERNET: www.proxyvote.com

2)	BY TELEPHONE: 1-800-579-1639

3)	BY E-MAIL*: sendmaterial@proxyvote.com

*	If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 11, 2010 to facilitate timely delivery.

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How To Vote
Please Choose One of The Following Voting Methods
Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12 Digit Control Number available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the proxy materials, which will include a voting instruction form.
Voting items The Board of Directors recommends that you vote “For” the following.
1.	Election of Director Nominees
01)	John R. Block

02)	Joseph J. Grillo
The Board of Directors recommends you vote FOR the following proposal(s).
2.	To approve an amendment to the Company’s 2003 Flexible Stock Plan to increase the number of authorized shares of common stock issuable under the plan from 2,875,000 to 4,000,000 shares.
3.	To approve the possible issuance of 20% or more of shares of our common stock in connection with the securities purchase agreement dated February 4, 2010.
4.	To ratify the appointment of Eisner LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2010.
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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PROXY
THIS PROXY IS SOLICITED ON BEHALF OF
THE BOARD OF DIRECTORS OF
DIGITAL ANGEL CORPORATION
The undersigned, revoking all prior proxies, hereby appoints Joseph J. Grillo and Lorraine M. Breece, or either of them, as proxy or proxies, with full power of substitution and revocation, to vote all shares of common stock of DIGITAL ANGEL CORPORATION (the “Company”) of record in the name of the undersigned at the close of business on April 27, 2010 at the Annual Meeting of Shareholders to be held on Friday, June 25, 2010 at 8:30 a.m., Central Standard Time, at the Capella Tower, 225 South Sixth Street, Minneapolis, Minnesota, 55402, or any adjournment thereof, upon matters listed on the reverse side.
VOTE BY INTERNET — www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time June 24, 2010. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
Electronic Delivery of Future PROXY MATERIALS
If you would like to reduce the costs incurred by Digital Angel Corporation in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.
Continued and to be signed on reverse side
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on June 25, 2010: The Notice, Proxy Statement, Annual Report and form of proxy are available at www.digitalangel.com.

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TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	☒	KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
DIGITAL ANGEL CORPORATION
The Board of Directors recommends that you vote “For” the following.

1.	Election of Directors	For All	Withhold All	For All Except

	Nominee:	☐	☐	☐
01) John R. Block
02) Joseph J. Grillo
To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following proposal(s).

		For	Against	Abstain

2.	To approve an amendment to the Company’s 2003 Flexible Stock Plan to increase the number of authorized shares of common stock issuable under the plan from 2,875,000 to 4,000,000 shares.	☐	☐	☐

3.	To approve the possible issuance of 20% or more of shares of our common stock in connection with the securities purchase agreement dated February 4, 2010.	☐	☐	☐

4.	To ratify the appointment of Eisner LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2010.	☐	☐	☐
Such other business as may properly come before the meeting or any adjournment thereof.
Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

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ANNEX A
DIGITAL ANGEL CORPORATION
2003 FLEXIBLE STOCK PLAN
(as Amended and Restated through [June 25], 2010)

DIGITAL ANGEL CORPORATION
2003 FLEXIBLE STOCK PLAN
(as Amended and Restated through [June 25], 2010)
TABLE OF CONTENTS

1. NAME AND PURPOSE	5

1.1 Name	5
1.2 Purpose	5

2. DEFINITIONS OF TERMS AND RULES OF CONSTRUCTION	5

2.1 General Definitions	5
2.1.1 Affiliate	5
2.1.2 Agreement	5
2.1.3 Benefit	5
2.1.4 Board	5
2.1.5 Cash Award	5
2.1.6 Change of Control	6
2.1.7 Code	7
2.1.8 Company	7
2.1.9 Committee	7
2.1.10 Common Stock	7
2.1.11 Effective Date	7
2.1.12 Employee	7
2.1.13 Employer	7
2.1.14 Exchange Act	8
2.1.15 Fair Market Value	8
2.1.16 Fiscal Year	8
2.1.17 ISO	8
2.1.18 NQSO	8
2.1.19 Option	8
2.1.20 Other Stock Based Award	8
2.1.21 Parent	8
2.1.22 Participant	8
2.1.23 Performance Based Compensation	9
2.1.24 Performance Share	9
2.1.25 Plan	9
2.1.26 Reload Option	9
2.1.27 Restricted Stock	9
2.1.28 Rule 16b-3	9
2.1.29 SEC	9
2.1.30 Share	9
2.1.31 SAR	9
2.1.32 Subsidiary	9
2.2 Other Definitions	9
2.3 Conflicts	10

3. COMMON STOCK	10

3.1 Number of Shares	10
3.2 Reusage	10
3.3 Adjustments	10

2

4. ELIGIBILITY	10

4.1 Determined By Committee	10

5. ADMINISTRATION	11

5.1 Committee	11
5.2 Authority	11
5.3 Delegation	12
5.4 Determination	12

6. AMENDMENT	12

6.1 Power of Board	12
6.2 Limitation	12

7. TERM AND TERMINATION	12

7.1 Term	12
7.2 Termination	12

8. MODIFICATION OR TERMINATION OF BENEFITS	12

8.1 General	12
8.2 Committee’s Right	12
8.3 Compliance with Applicable Laws	13

9. CHANGE OF CONTROL	13

9.1 Vesting and Payment	13
9.2 Other Action	13

10. AGREEMENTS AND CERTAIN BENEFITS	13

10.1 Grant Evidenced by Agreement	13
10.2 Provisions of Agreement	13
10.3 Transferability	14

11. REPLACEMENT AND TANDEM AWARDS	14

11.1 Replacement	14
11.2 Tandem Awards	14

12. PAYMENT, DIVIDENDS AND WITHHOLDING	14

12.1 Payment	14
12.2 Dividend Equivalents	14
12.3 Withholding	15

3

13. OPTIONS	15

13.1 Types of Options	15
13.2 Grant of ISOs and Option Price	15
13.3 Other Requirements for ISOs	15
13.4 NQSOs	15
13.5 Determination by Committee	15

14. SARS	15

14.1 Grant and Payment	15
14.2 Grant of Tandem Award	15
14.3 ISO Tandem Award	16
14.4 Payment of Award	16

15. ANNUAL LIMITATIONS	16

15.1 Limitation on Options and SARs	16
15.2 Limitation on Performance Shares	16
15.3 Computations	16

16. RESTRICTED STOCK AND PERFORMANCE SHARES	16

16.1 Restricted Stock	16
16.2 Cost of Restricted Stock	16
16.3 Non-Transferability	17
16.4 Performance Shares	17
16.5 Grant	17

17. CASH AWARDS	17

17.1 Grant	17
17.2 Annual Limits	17
17.3 Restrictions	17

18. OTHER STOCK BASED AWARDS AND OTHER BENEFITS	18

18.1 Other Stock Based Awards	18
18.2 Other Benefits	18

19. MISCELLANEOUS PROVISIONS	18

19.1 Underscored References	18
19.2 Number and Gender	18
19.3 Unfunded Status of Plan	18
19.4 Termination of Employment	19
19.5 Designation of Beneficiary	19
19.6 Governing Law	19
19.7 Purchase for Investment	19
19.8 No Employment Contract	19
19.9 No Effect on Other Benefits	19

4

DIGITAL ANGEL CORPORATION
2003 FLEXIBLE STOCK PLAN
(as Amended and Restated through [June 25], 2010)
1. NAME AND PURPOSE
1.1 Name.
The name of this Plan is the “Digital Angel Corporation 2003 Flexible Stock Plan.”
1.2 Purpose.
The Company has established this Plan to attract, retain, motivate and reward Employees and other individuals, to encourage ownership of the Company’s common stock by Employees and other individuals, and to promote and further the best interests of the Company by granting cash and other awards. The Company also intends in appropriate circumstances to grant awards of its common stock in lieu of cash compensation pursuant to the mutual agreement of the Participant and the Company.
2. DEFINITIONS OF TERMS AND RULES OF CONSTRUCTION
2.1 General Definitions.
The following words and phrases, when used in the Plan, unless otherwise specifically defined or unless the context clearly otherwise requires, shall have the following respective meanings:
2.1.1 Affiliate.
A Parent or Subsidiary of the Company.
2.1.2 Agreement.
The document which evidences the grant of any Benefit under the Plan and which sets forth the Benefit and the terms, conditions and provisions of, and restrictions relating to, such Benefit.
2.1.3 Benefit.
Any benefit granted to a Participant under the Plan.
2.1.4 Board.
The Board of Directors of the Company.
2.1.5 Cash Award.
A Benefit payable in the form of cash.

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2.1.6 Change of Control.
The occurrence of any of the following:
A.	An acquisition of any common stock or other voting securities of the Company entitled to vote generally for the election of directors (the “Voting Securities”) by any “Person” or “Group” (as each such term is used for purposes of Section 13(d) or 14(d) of the Exchange Act), immediately after which such Person or Group, as the case may be, has “Beneficial Ownership” (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 20% of the then outstanding shares of common stock or the combined voting power of the Company’s then outstanding Voting Securities; provided, however, that in determining whether a Change of Control has occurred, shares of common stock or Voting Securities that are acquired in a Non-Control Acquisition (as defined below) shall not constitute an acquisition which would cause a Change of Control. A “Non-Control Acquisition” shall mean an acquisition by (i) the Company, (ii) any Subsidiary or (ii) any employee benefit plan maintained by the Company or any Subsidiary, including a trust forming part of any such plan (an “Employee Benefit Plan”);
B.	When, during any 2-year period, individuals who, at the beginning of the 2-year period, constitute the Board (the “Incumbent Board”), cease for any reason to constitute at least 50% of the members of the Board; provided, however, that (i) if the election or nomination for election by the Company’s shareholders of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes hereof, be deemed to be a member of the Incumbent Board; and (ii) no individual shall be deemed to be a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened “Election Contest” (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person or Group other than the Board (a “Proxy Contest”) including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest;
C.	The consummation of:
i.	a merger, consolidation or reorganization involving the Company or any Subsidiary, unless the merger, consolidation or reorganization is a Non-Control Transaction. A “Non-Control Transaction” shall mean a merger, consolidation or reorganization of the Company or any Subsidiary where:
(a)	the shareholders of the Company immediately prior to the merger, consolidation or reorganization own, directly or indirectly, immediately following such merger, consolidation or reorganization, at least 50% of the combined voting power of the outstanding voting securities of the corporation resulting from such merger, consolidation or reorganization (the “Surviving Corporation”) in substantially the same proportion as their ownership of the common stock or Voting Securities, as the case may be, immediately prior to the merger, consolidation or reorganization,

(b)	the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for the merger, consolidation or reorganization constitute at least two-thirds of the members of the board of directors of the Surviving Corporation, or a corporation beneficially owning, directly or indirectly, a majority of the voting securities of the Surviving Corporation, and

(c)	no Person or Group, other than (1) the Company, (2) any Subsidiary, (3) any Employee Benefit Plan or (4) any other Person or Group who, immediately prior to the merger, consolidation or reorganization, had Beneficial Ownership of not less than 20% of the then outstanding Voting Securities or common stock, has Beneficial Ownership of 20% or more of the combined voting power of the Surviving Corporation’s then outstanding voting securities or common stock;

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(d)	A complete liquidation or dissolution of the Company; or

(e)	The sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Subsidiary).
Notwithstanding the foregoing, a Change of Control shall not be deemed to have occurred solely because any Person or Group (the “Subject Person”) acquired Beneficial Ownership of more than the permitted amount of the then outstanding Voting Securities or common stock of the Company as a result of an acquisition of Voting Securities or common stock by the Company which, by reducing the number of shares of Voting Securities or common stock then outstanding, increases the proportional number of shares beneficially owned by the Subject Person; provided, however, that if a Change of Control would have occurred (but for the operation of this sentence) as a result of the acquisition of Voting Securities or common stock by the Company, and after such acquisition by the Company, the Subject Person becomes the beneficial owner of any additional shares of Voting Securities or common stock, which increases the percentage of the then outstanding shares of Voting Securities or common stock beneficially owned by the Subject Person, then a Change of Control shall be deemed to have occurred.
2.1.7 Code.
The Internal Revenue Code of 1986, as amended. Any reference to the Code includes the regulations promulgated pursuant to the Code.
2.1.8 Company.
Digital Angel Corporation
2.1.9 Committee.
The Committee described in Section 5.1.
2.1.10 Common Stock.
The Company’s common stock, which presently has a par value of $.01 per Share.
2.1.11 Effective Date.
The date that the amended and restated Plan is approved by the shareholders of the Company which must occur within one year before or after approval by the Board. Any grants of Benefits prior to the approval by the shareholders of the Company shall be void if such approval is not obtained.
2.1.12 Employee.
Any person employed by the Employer.
2.1.13 Employer.
The Company and all Affiliates.

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2.1.14 Exchange Act.
The Securities Exchange Act of 1934, as amended.
2.1.15 Fair Market Value.
The closing price of Shares on the Nasdaq National Market on a given date, or, in the absence of sales on a given date, the closing price on the Nasdaq National Market on the last day on which a sale occurred prior to such date.
2.1.16 Fiscal Year.
The taxable year of the Company which is the calendar year.
2.1.17 ISO.
An Incentive Stock Option as defined in Section 422 of the Code.
2.1.18 NQSO.
A non-qualified stock Option, which is an Option that does not qualify as an ISO.
2.1.19 Option.
An option to purchase Shares granted under the Plan.
2.1.20 Other Stock Based Award.
An award under Section 3.1 that is valued in whole or in part by reference to, or otherwise based on, common stock.
2.1.21 Parent.
Any corporation (other than the Company or a Subsidiary) in an unbroken chain of corporations ending with the Company, if, at the time of the grant of an Option or other Benefit, each of the corporations (other than the Company) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
2.1.22 Participant.
An individual who is granted a Benefit under the Plan. Benefits may be granted only to Employees, members of the Board, (including former Employees and former members of the Board if in connection with their separation from the Company), employees and owners of entities which are not Affiliates but which have a direct or indirect ownership interest in an Employer or in which an Employer has a direct or indirect ownership interest, individuals who, and employees and owners of entities which, are customers and suppliers of an Employer, individuals who, and employees and owners of entities which, render services to an Employer, and individuals who, and employees and owners of entities, which have ownership or business affiliations with any individual or entity previously described.

8

2.1.23 Performance Based Compensation.
Compensation which meets the requirements of Section 162(m)(4)(C) of the Code.
2.1.24 Performance Share.
A Share awarded to a Participant under Section 16.4 of the Plan.
2.1.25 Plan.
The Digital Angel Corporation 2003 Flexible Stock Plan and all amendments and supplements to it.
2.1.26 Reload Option.
An Option to purchase the number of Shares used by a Participant to exercise an Option and to satisfy any withholding requirement incident to the exercise of such Option.
2.1.27 Restricted Stock.
Shares issued under Section 16.1 of the Plan.
2.1.28 Rule 16b-3.
Rule 16b-3 promulgated by the SEC, as amended, or any successor rule in effect from time to time.
2.1.29 SEC.
The Securities and Exchange Commission.
2.1.30 Share.
A share of common stock.
2.1.31 SAR.
A stock appreciation right, which is the right to receive an amount equal to the appreciation, if any, in the Fair Market Value of a Share from the date of the grant of the right to the date of its payment.
2.1.32 Subsidiary.
Any corporation, other than the Company, in an unbroken chain of corporations beginning with the Company if, at the time of grant of an Option or other Benefit, each of the corporations, other than the last corporation in the unbroken chain, owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
2.2 Other Definitions.
In addition to the above definitions, certain words and phrases used in the Plan and any Agreement may be defined in other portions of the Plan or in such Agreement.

9

2.3 Conflicts.
In the case of any conflict in the terms of the Plan relating to a Benefit, the provisions in the section of the Plan which specifically grants such Benefit shall control those in a different section. In the case of any conflict between the terms of the Plan relating to a Benefit and the terms of an Agreement relating to a Benefit, the terms of the Plan shall control.
3. COMMON STOCK
3.1 Number of Shares.
The number of Shares which may be issued or sold or for which Options, SARs or Performance Shares may be granted under the Plan shall be 4,000,000 Shares. Such Shares may be authorized but unissued Shares, Shares held in the treasury, or both. The full number of Shares available may be used for any type of Option or other Benefit; provided, however, that the number of Shares that may be issued under ISOs shall not exceed 162,500.
3.2 Reusage.
If an Option or SAR expires or is terminated, surrendered, or canceled without having been fully exercised, if Restricted Shares or Performance Shares are forfeited, or if any other grant results in any Shares not being issued, the Shares covered by such Option or SAR, grant of Restricted Shares, Performance Shares or other grant, as the case may be, shall again be available for use under the Plan. Any Shares which are used as full or partial payment to the Company upon exercise of an Option or for any other Benefit that requires a payment to the Company shall be available for purposes of the Plan.
3.3 Adjustments.
If there is any change in the common stock of the Company by reason of any stock dividend, spin-off, split-up, spin-out, recapitalization, merger, consolidation, reorganization, combination or exchange of shares, or otherwise, the number of SARs and number and class of shares available for Options and grants of Restricted Stock, Performance Shares and Other Stock Based Awards and the number of Shares subject to outstanding Options, SARs, grants of Restricted Stock which are not vested, grants of Performance Shares which are not vested, and Other Stock Based Awards, and the price thereof, as applicable, may be appropriately adjusted by the Committee.
4. ELIGIBILITY
4.1 Determined By Committee.
The Participants and the Benefits they receive under the Plan shall be determined solely by the Committee. In making its determinations, the Committee shall consider past, present and expected future contributions of Participants and potential Participants to the Employer, including, without limitation, the performance of, or the refraining from the performance of, services. Unless specifically provided otherwise herein, all determinations of the Committee in connection with the Plan or an Agreement shall be made in its sole discretion.

10

5. ADMINISTRATION
5.1 Committee.
The Plan shall be administered by the Committee. The Committee shall consist of the “outside directors” of the Board, unless the Board appoints a Committee of two or more but less than all of the Board all of whom are “outside directors” as defined in Section 162(m) of the Code. The Committee shall use its best efforts to grant Options, SARs, Restricted Stock, Performance Shares, Cash Awards and Other Stock Based Awards under this Plan to an Employee which will qualify as “performance-based compensation” for purposes of Section 162(m) of the Code, except where the Committee deems that the Company’s interests when viewed broadly will be better served by a grant which is free of the conditions required to so qualify any such grant for purposes of Section 162(m) of the Code.
If the Committee does not include the entire outside directors of the Board, it shall serve at the pleasure of the outside directors of the Board, which may from time to time appoint members in substitution for members previously appointed and fill vacancies, however caused, in the Committee. The Committee may select one of its members as its Chairman and shall hold its meetings at such times and places as it may determine. A majority of its members shall constitute a quorum. All determinations of the Committee made at a meeting at which a quorum is present shall be made by a majority of its members present at the meeting. Any decision or determination reduced to writing and signed by a majority of the members shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held.
5.2 Authority.
Subject to the terms of the Plan, the Committee shall have discretionary authority to:
(a)	determine the individuals to whom Benefits are granted, the type and amounts of Benefits to be granted and the date of issuance and duration of all such grants;
(b)	determine the terms, conditions and provisions of, and restrictions relating to, each Benefit granted;
(c)	interpret and construe the Plan and all Agreements;

(d)	prescribe, amend and rescind rules and regulations relating to the Plan;

(e)	determine the content and form of all Agreements;

(f)	determine all questions relating to Benefits under the Plan;

(g)	maintain accounts, records and ledgers relating to Benefits;

(h)	maintain records concerning its decisions and proceedings;
(i)	employ agents, attorneys, accountants or other persons for such purposes as the Committee considers necessary or desirable;
(j)	take, at any time, any action described in Section 9.1 or permitted by Section 9.2(a), irrespective of whether any Change of Control has occurred or is imminent;
(k)	determine, except to the extent otherwise provided in the Plan, whether and the extent to which Benefits under the Plan will be structured to conform to the requirements applicable to Performance-Based Compensation, and to take such action, establish such procedures, and impose such restrictions at the time such Benefits are granted as the Committee determines to be necessary or appropriate to conform to such requirements; and
(l)	do and perform all acts which it may deem necessary or appropriate for the administration of the Plan and carry out the purposes of the Plan.

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5.3 Delegation.
Except as required by Rule 16b-3 with respect to grants of Options, Stock Appreciation Awards, Performance Shares, Other Stock Based Awards, or other Benefits to individuals who are subject to Section 16b-3 of the Exchange Act or as otherwise required for compliance with Rule 16b-3 or other applicable law, the Committee may delegate all or any part of its authority under the Plan to any Employee, Employees or committee.
5.4 Determination.
All determinations of the Committee shall be final and binding on all persons.
6. AMENDMENT
6.1 Power of Board.
Except as hereinafter provided, the Board shall have the sole right and power to amend the Plan at any time and from time to time.
6.2 Limitation.
The Board may not amend the Plan, without approval of the shareholders of the Company:
(a)	in a manner which would cause Options which are intended to qualify as ISOs to fail to qualify;

(b)	in a manner which would cause the Plan to fail to meet the requirements of Rule 16b-3; or

(c)	in a manner which would violate applicable law.
7. TERM AND TERMINATION
7.1 Term.
The Plan shall commence as of the Effective Date and, subject to the terms of the Plan, including those requiring approval by the shareholders of the Company and those limiting the period over which ISOs or any other Benefits may be granted, shall continue in full force and effect until terminated.
7.2 Termination.
The Plan may be terminated at any time by the Board.
8. MODIFICATION OR TERMINATION OF BENEFITS
8.1 General.
Subject to the provisions of Section 8.2, the amendment or termination of the Plan shall not adversely affect a Participant’s right to any Benefit granted prior to such amendment or termination.
8.2 Committee’s Right.
Any Benefit granted may be converted, modified, forfeited or canceled, in whole or in part, by the Committee if and to the extent permitted in the Plan or applicable Agreement or with the consent of the Participant to whom such Benefit was granted. Except as may be provided in an Agreement, the Committee may, in its sole discretion, in whole or in part, waive any restrictions or conditions applicable to, or accelerate the vesting of, any Benefit.

12

8.3 Compliance with Applicable Laws.
The Plan shall be administered and interpreted in accordance with applicable federal tax laws, including Section 409A of the Code, and the regulations promulgated thereunder.
9. CHANGE OF CONTROL
9.1 Vesting and Payment.
In the event of a Change of Control:
(a)	provide for the purchase of any Benefit for an amount of cash equal to the amount which could have been attained upon the exercise or realization of such Benefit;

(b)	all outstanding SARs shall become immediately payable, except to the extent that the right to exercise the SAR is subject to restrictions established in connection with an Option that is issued in tandem with the SAR;

(c)	all Shares of Restricted Stock shall become fully vested;

(d)	all Performance Shares shall be deemed to be fully earned and shall be paid out in such manner as determined by the Committee; and

(e)	all Cash Awards, Other Stock Based Awards and other Benefits shall become fully vested and/or earned and paid out in such manner as determined by the Committee.
9.2 Other Action.
In the event of a Change of Control, the Committee, in its sole discretion, may, in addition to the provisions of Section 9.1 above and to the extent not inconsistent therewith:
(a)	provide for the purchase of any Benefit for an amount of cash equal to the amount which could have been attained upon the exercise or realization of such Benefit;

(b)	make such adjustment to the Benefits then outstanding as the Committee deems appropriate to reflect such transaction or change; and/or

(c)	cause the Benefits then outstanding to be assumed, or new Benefits substituted therefor, by the surviving corporation in such change.
10. AGREEMENTS AND CERTAIN BENEFITS
10.1 Grant Evidenced by Agreement.
The grant of any Benefit under the Plan may be evidenced by an Agreement which shall describe the specific Benefit granted and the terms and conditions of the Benefit. The granting of any Benefit shall be subject to, and conditioned upon, the recipient’s execution of any Agreement required by the Committee. Except as otherwise provided in an Agreement, all capitalized terms used in the Agreement shall have the same meaning as in the Plan, and the Agreement shall be subject to all of the terms of the Plan.
10.2 Provisions of Agreement.
Each Agreement shall contain such provisions that the Committee shall determine to be necessary, desirable and appropriate for the Benefit granted which may include, but not necessarily be limited to, the following with respect to any Benefit: description of the type of Benefit; the Benefit’s duration; its transferability; if an Option, the exercise price, the exercise period and the person or persons who may exercise the Option; the effect upon such Benefit of the Participant’s death, disability, changes of duties or termination of employment; the Benefit’s conditions; when, if, and how any Benefit may be forfeited, converted into another Benefit, modified, exchanged for another Benefit, or replaced; and the restrictions on any Shares purchased or granted under the Plan.

13

10.3 Transferability.
Unless otherwise specified in an Agreement or permitted by the Committee, each Benefit granted shall be not transferable other than by will or the laws of descent and distribution and shall be exercisable during a Participant’s lifetime only by him.
11. REPLACEMENT AND TANDEM AWARDS
11.1 Replacement.
The Committee may permit a Participant to elect to surrender a Benefit in exchange for a new Benefit.
11.2 Tandem Awards.
Awards may be granted by the Committee in tandem. However, no Benefit may be granted in tandem with an ISO except SARs.
12. PAYMENT, DIVIDENDS AND WITHHOLDING
12.1 Payment.
Upon the exercise of an Option or in the case of any other Benefit that requires a payment by a Participant to the Company, the amount due the Company is to be paid:
(a)	in cash;

(b)	by the surrender of all or part of a Benefit (including the Benefit being exercised) including by means of a so-called “cashless exercise” of an option;

(c)	by the tender to the Company of Shares owned by the optionee and registered in his name having a Fair Market Value equal to the amount due to the Company;

(d)	in other property, rights and credits deemed acceptable by the Committee, including the Participant’s promissory note;

(e)	by any combination of the payment methods specified in (a), (b), (c) and (d) above.
Notwithstanding, the foregoing, any method of payment other than (a) may be used only with the consent of the Committee or if and to the extent so provided in an Agreement. The proceeds of the sale of Shares purchased pursuant to an Option and any payment to the Company for other Benefits shall be added to the general funds of the Company or to the Shares held in treasury, as the case may be, and used for the corporate purposes of the Company as the Board shall determine.
12.2 Dividend Equivalents.
Grants of Benefits in Shares or Share equivalents may include dividend equivalent payments or dividend credit rights.

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12.3 Withholding.
The Company may, at the time any distribution is made under the Plan, whether in cash or in Shares, or at the time any Option is exercised, withhold from such distribution or Shares issuable upon the exercise of an Option, any amount necessary to satisfy federal, state and local income and/or other tax withholding requirements with respect to such distribution or exercise of such Options. The Committee or the Company may require a participant to tender to the Company cash and/or Shares in the amount necessary to comply with any such withholding requirements.
13. OPTIONS
13.1 Types of Options.
It is intended that both ISOs and NQSOs, which may be Reload Options, may be granted by the Committee under the Plan.
13.2 Grant of ISOs and Option Price.
Each ISO must be granted to an Employee and granted within ten years from the earlier of the date of adoption by the Board or the Effective Date. The purchase price for Shares under any ISO shall be no less than the Fair Market Value of the Shares at the time the Option is granted.
13.3 Other Requirements for ISOs.
The terms of each Option which is intended to qualify as an ISO shall meet all requirements of Section 422 of the Code.
13.4 NQSOs.
The terms of each NQSO shall provide that such Option will not be treated as an ISO. The purchase price for Shares under any NQSO shall be no less than 100% of the Fair Market Value of the Shares at the time the Option is granted.
13.5 Determination by Committee.
Except as otherwise provided in Section 13.1 through Section 13.4, the terms of all Options shall be determined by the Committee.
14. SARS
14.1 Grant and Payment.
The Committee may grant SARs. Upon electing to receive payment of a SAR, a Participant shall receive payment in Shares.
14.2 Grant of Tandem Award.
The Committee may grant SARs in tandem with an Option, in which case: the exercise of the Option shall cause a correlative reduction in SARs standing to a Participant’s credit which were granted in tandem with the Option; and the payment of SARs shall cause a correlative reduction of the Shares under such Option.

15

14.3 ISO Tandem Award.
When SARs are granted in tandem with an ISO, the SARs shall have such terms and conditions as shall be required for the ISO to qualify as an ISO.
14.4 Payment of Award.
SARs shall be paid by the Company to a Participant, to the extent payment is elected by the Participant (and is otherwise due and payable), as soon as practicable after the date on which such election is made.
15. ANNUAL LIMITATIONS
15.1 Limitation on Options and SARs.
The number of (a) Shares covered by Options where the purchase price is no less than the Fair Market Value of the Shares on the date of grant plus (b) SARs which may be granted to any Participant in any Fiscal Year shall not exceed 125,000.
15.2 Limitation on Performance Shares
The number of Shares covered by Performance Shares in any Fiscal Year shall not exceed 62,500.
15.3 Computations.
For purposes of Section 15.1: Shares covered by an Option that is canceled shall count against the maximum, and, if the exercise price under an Option is reduced, the transaction shall be treated as a cancellation of the Option and a grant of a new Option; and SARs covered by a grant of SARs that is canceled shall count against the maximum, and, if the Fair Market Value of a Share on which the appreciation under a grant of SARs will be calculated is reduced, the transaction will be treated as a cancellation of the SARs and the grant of a new grant of SARs.
16. RESTRICTED STOCK AND PERFORMANCE SHARES
16.1 Restricted Stock.
The Committee may grant Benefits in Shares available under Section 3.1 of the Plan as Restricted Stock. Shares of Restricted Stock shall be issued and delivered at the time of the grant or as otherwise determined by the Committee, but shall be subject to forfeiture until provided otherwise in the applicable Agreement or the Plan. Each certificate representing Shares of Restricted Stock shall bear a legend referring to the Plan and the risk of forfeiture of the Shares and stating that such Shares are nontransferable until all restrictions have been satisfied and the legend has been removed. At the discretion of the Committee, the grantee may or may not be entitled to full voting and dividend rights with respect to all shares of Restricted Stock from the date of grant.
16.2 Cost of Restricted Stock.
Unless otherwise determined by the Committee, grants of Shares of Restricted Stock shall be made at a per Share cost to the Participant equal to par value.

16

16.3 Non-Transferability.
Shares of Restricted Stock shall not be transferable until after the removal of the legend with respect to such Shares.
16.4 Performance Shares.
Performance Shares are the right of an individual to whom a grant of such Shares is made to receive Shares or cash equal to the Fair Market Value of such Shares at a future date in accordance with the terms and conditions of such grant. The terms and conditions shall be determined by the Committee, in its sole discretion, but generally are expected to be based substantially upon the attainment of targeted profit and/or performance objectives. The Committee shall determine the performance targets which will be applied with respect to each grant of Performance Shares at the time of grant, but in no event later than 90 days after the beginning of the period of service to which the performance targets relate. The performance criteria applicable to Performance Shares will be one or more of the following: (1) stock price; (2) average annual growth in earnings per share; (3) increase in shareholder value; (4) earnings per share; (5) net income; (6) return on assets; (7) return on shareholders’ equity; (8) increase in cash flow; (9) operating profit or operating margins; (10) revenue growth of the Company; and (11) operating expenses. Each performance target applicable to a Performance Share award and the deadline for satisfying each such target shall be stated in the Agreement between the Company and the Employee. The Committee must certify in writing that each such target has been satisfied before the Performance Shares award becomes effective.
16.5 Grant.
The Committee may grant an award of Performance Shares. The number of Performance Shares and the terms and conditions of the grant shall be set forth in the applicable Agreement.
17. CASH AWARDS
17.1 Grant.
The Committee may grant Cash Awards at such times and (subject to Section 17.2) in such amounts as it deems appropriate.
17.2 Annual Limits.
The amount of any Cash Award in any Fiscal Year to any Participant shall not exceed the greater of $100,000 or 100% of his cash compensation (excluding any Cash Award under this Section 17.2) for such Fiscal Year.
17.3 Restrictions.
Cash Awards may be subject or not subject to conditions (such as an investment requirement), restricted or nonrestricted, vested or subject to forfeiture and may be payable currently or in the future or both. The Committee may make grants of Cash Awards that are intended to be Performance Based Compensation and grants of Cash Awards that are not intended to be Performance Based Compensation.

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The Committee shall determine the performance targets which will be applied with respect to each grant of Cash Awards that are intended to be Performance Based Compensation at the time of grant, but in no event later than 90 days after the beginning of the period of service to which the performance targets relate. The performance criteria applicable to Performance Based Compensation awards will be one or more of the following: (1) stock price; (2) average annual growth in earnings per share; (3) increase in shareholder value; (4) earnings per share; (5) net income; (6) return on assets; (7) return on shareholders’ equity; (8) increase in cash flow; (9) operating profit or operating margins; (10) revenue growth of the Company; and (11) operating expenses. Each performance target applicable to a Cash Award intended to be Performance Based Compensation and the deadline for satisfying each such target shall be stated in the Agreement between the Company and the Employee. The Committee must certify in writing that each such target has been satisfied before the Performance Based Compensation award is paid.
18. OTHER STOCK BASED AWARDS AND OTHER BENEFITS
18.1 Other Stock Based Awards.
The Committee shall have the right to grant Other Stock Based Awards which may include, without limitation, the grant of Shares based on certain conditions, the payment of cash based on the performance of the common stock, the grant of securities convertible into Shares, and the grant of Shares in lieu of the payment of cash compensation pursuant to the mutual agreement of the Participant and the Company.
18.2 Other Benefits.
The Committee shall have the right to provide types of Benefits under the Plan in addition to those specifically listed, if the Committee believes that such Benefits would further the purposes for which the Plan was established.
19. MISCELLANEOUS PROVISIONS
19.1 Underscored References.
The underscored references contained in the Plan are included only for convenience, and they shall not be construed as a part of the Plan or in any respect affecting or modifying its provisions.
19.2 Number and Gender.
The masculine and neuter, wherever used in the Plan, shall refer to either the masculine, neuter or feminine; and, unless the context otherwise requires, the singular shall include the plural and the plural the singular.
19.3 Unfunded Status of Plan.
The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments or deliveries of Shares not yet made to a Participant by the Company, nothing contained herein shall give any rights that are greater than those of a general creditor of the Company. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Shares or payments hereunder consistent with the foregoing.

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19.4 Termination of Employment.
If the employment of a Participant by the Company terminates for any reason, except as otherwise provided in an Agreement, all unexercised, deferred, and unpaid Benefits may be exercisable or paid only in accordance with rules established by the Committee. These rules may provide, as the Committee may deem appropriate, for the expiration, forfeiture, continuation, or acceleration of the vesting of all or part of the Benefits.
19.5 Designation of Beneficiary.
A Participant may file with the Committee a written designation of a beneficiary or beneficiaries (subject to such limitations as to the classes and number of beneficiaries and contingent beneficiaries as the Committee may from time to time prescribe) to exercise, in the event of the death of the Participant, an Option, or to receive, in such event, any Benefits. The Committee reserves the right to review and approve beneficiary designations. A Participant may from time to time revoke or change any such designation of beneficiary and any designation of beneficiary under the Plan shall be controlling over any other disposition, testamentary or otherwise; provided, however, that if the Committee shall be in doubt as to the right of any such beneficiary to exercise any Option or to receive any Benefit, the Committee may determine to recognize only an exercise by the legal representative of the recipient, in which case the Company, the Committee and the members thereof shall not be under any further liability to anyone.
19.6 Governing Law.
This Plan shall be construed and administered in accordance with the laws of the State of Delaware
19.7 Purchase for Investment.
The Committee may require each person purchasing Shares pursuant to an Option or other award under the Plan to represent to and agree with the Company in writing that such person is acquiring the Shares for investment and without a view to distribution or resale. The certificates for such Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer. All certificates for Shares delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under all applicable laws, rules and regulations, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate references to such restrictions.
19.8 No Employment Contract.
Neither the adoption of the Plan nor any Benefit granted hereunder shall confer upon any Employee any right to continued employment nor shall the Plan or any Benefit interfere in any way with the right of the Employer to terminate the employment of any of its Employees at any time.
19.9 No Effect on Other Benefits.
The receipt of Benefits under the Plan shall have no effect on any benefits to which a Participant may be entitled from the Employer, under another plan or otherwise, or preclude a Participant from receiving any such benefits.

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